                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                LittelFuse, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

LITTELFUSE, INC.
800 East Northwest Highway
Des Plaines, Illinois 60016


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 6, 2005

         The annual meeting of the stockholders of Littelfuse, Inc. (the "Company") will be held at the offices of the Company located at 800 East Northwest Highway, Des Plaines, Illinois, on Friday, May 6, 2005, at 9:00 a.m., local time, for the following purposes as described in the attached Proxy
Statement:

         1. To elect seven directors to serve a term of one year or until their successors are elected;

         2. To approve and ratify the appointment by the Board of Directors of the Company of Ernst & Young LLP as the Company's independent auditors for the fiscal year of the Company ending December 31, 2005;

         3. To approve an amendment to the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. (the "1993 Stock Plan") which would increase the maximum aggregate number of shares of Common Stock as to which awards of options, restricted shares, units or rights may be made from time to time thereunder from 3,400,000 to 4,400,000 shares;

         4. To approve amendments to the Littelfuse Deferred Compensation Plan for Non-employee Directors (the "Non-employee Directors Plan") which would (i) increase the maximum aggregate number of shares of Common Stock which may be issued under the Non-employee Directors Plan from 60,000 to 160,000 shares,
                  (ii) provide that such shares shall be issued quarterly, and
                  (iii) revise the Non-employee Directors Plan to satisfy the requirements of new Section 409A of the Internal Revenue Code of 1986, as amended;

and to transact such other business as may properly come before the annual meeting or any adjournment thereof.

         Stockholders of record of the Company at the close of business on March 18, 2005, will be entitled to vote at the meeting.

         PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.



                                /s/ MARY S. MUCHONEY
                                Mary S. Muchoney
                                    Secretary

March 29, 2005

LITTELFUSE, INC.
800 East Northwest Highway
Des Plaines, Illinois 60016

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON

                                   MAY 6, 2005

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Company's annual meeting of stockholders to be held on May 6, 2005.

         Any stockholder giving a proxy will have the right to revoke it at any time prior to the time it is voted. A proxy may be revoked by written notice to the Company, execution of a subsequent proxy or attendance at the annual meeting and voting in person. Attendance at the annual meeting will not automatically revoke the proxy. All shares represented by effective proxies will be voted at the annual meeting or at any adjournment thereof.

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit proxies by telephone or in person.

         This Proxy Statement and form of proxy are first being mailed to stockholders on or about March 29, 2005. The Company's 2004 annual report, including audited financial statements, is included in this mailing.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, A VOTE FOR THE APPROVAL AND RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AS DISCUSSED IN PROPOSAL 2, A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1993 STOCK PLAN AS DISCUSSED IN PROPOSAL 3 AND A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE NON-EMPLOYEE DIRECTORS PLAN AS DISCUSSED IN PROPOSAL 4.


                                     VOTING

         Stockholders of record on the books of the Company at the close of business on March 18, 2005, will be entitled to notice of and to vote at the meeting. A list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of at least 10 days prior to the meeting at the Company's headquarters located at 800 East Northwest Highway, Des Plaines, Illinois 60016 and at LaSalle Bank N.A., 135 South LaSalle Street, Chicago, Illinois 60603, the transfer agent for the Company. The Company had outstanding on March 18, 2005, 22,507,536 shares of its Common Stock, par value $.01 per share (the "Common Stock"). Each outstanding share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the meeting.

         The shares represented by proxies will be voted as directed in the proxies. In the absence of specific direction, the shares represented by proxies will be voted FOR the election of all of the nominees for directors of the Company, FOR the approval and ratification of the appointment of Ernst & Young LLP as independent auditors, FOR the approval of the amendment to the 1993 Stock Plan and FOR the approval of the amendments to the Non-employee Directors Plan. In the event any nominee for director is unable to serve, which is not now contemplated, the shares represented by proxies may be voted for a substitute nominee. If any matters are to be presented at the annual meeting other than the matters referred to in this Proxy Statement, the shares represented by proxies will be voted at the discretion of the named proxies.

         The Company's bylaws provide that a majority of all of the shares of Common Stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. To determine whether a specific proposal has received sufficient votes to be passed, for shares deemed present, an abstention will have the same effect as a vote "against" the proposal, while a broker non-vote will not be included in vote totals and will have no effect on the outcome of the vote. The affirmative vote by the holders of a majority of the shares present (whether in person or by proxy) at the meeting will be required for the approval of the ratification of Ernst & Young LLP as independent auditors, the amendment to the 1993 Stock Plan and the amendments to the Non-employee Directors Plan. With respect to the election of directors, the seven nominees who receive the most votes at the meeting will be elected.

                   OWNERSHIP OF LITTELFUSE, INC. COMMON STOCK

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 18, 2005, by each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, by each director, by each executive officer named in the Summary Compensation Table and by all of the directors and executive officers of the Company as a group. Information concerning persons known to the Company to be beneficial owners of more than 5% of its Common Stock is based upon the most recently available reports furnished by such persons on Schedule 13G as filed with the Securities and Exchange Commission (the "Commission").

                                                                            NUMBER OF SHARES OF
                                                                               COMMON STOCK
                                                                           BENEFICIALLY OWNED(1)
                                                                       ----------------------------
                                                                         SHARES             PERCENT
                                                                       ---------            -------

Ariel Capital Management, Inc. ................................        2,481,640             10.8%
200 E. Randolph Drive, Suite 2900
Chicago, Illinois 60601

T. Rowe Price Associates, Inc.(2) .............................        2,217,783              9.6%
100 E. Pratt Street
Baltimore, Maryland 21202

Barclays Global Investors, NA.(3) .............................        1,795,452              7.8%
45 Fremont Street
San Francisco, CA 94105

Reed Conner & Birdwell, LLC....................................        1,297,538              5.6%
11111 Santa Monica Boulevard, Suite 1700
Los Angeles, CA 90025

Capital Research and Management Company(4) ....................        1,161,300              5.0%
333 South Hope Street
Los Angeles, CA 90071

Howard B. Witt ................................................          318,240                *

John P. Driscoll ..............................................           25,450                *

Anthony Grillo ................................................           64,064                *

Bruce A. Karsh(5) .............................................          175,226                *

John E. Major .................................................           49,179                *

Gordon Hunter .................................................           23,296                *

Ronald L. Schubel .............................................           10,268                *

Kenneth R. Audino .............................................           31,000                *

Philip G. Franklin ............................................          102,000                *

David R. Samyn ................................................            9,400                *

All current directors and executive officers as a group (15              941,218              4.1%
     persons)..................................................

* Indicates ownership of less than 1% of Common Stock.

----------

(1) The number of shares outstanding for purposes of calculating the percentages shown includes an aggregate of 564,800 shares of Common Stock, which may be acquired through the exercise of stock options within 60 days of March 18, 2005.

(2) These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934 ("Exchange Act"), Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3) As reported in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005, 1,795,452 shares represent the total number of shares beneficially owned by Barclays Global Investors NA ("BGI"), Barclays Global Fund Advisors ("BGFA"), Barclays Capital Securities Limited ("BCSL"), and Palomino Limited ("PL"). These entities have the sole power to vote with respect to 1,662,453 shares and sole power to dispose of 1,795,452 shares. The total number of shares beneficially owned by BGI is 1,239,111 over which BGI exercises sole voting control over 1,109,923 shares and the power of disposition with respect to 1,239,111 shares. The total number of shares beneficially owned by BGFA is 516,570 over which BGFA exercises sole voting control over 512,759 shares and the power of disposition with respect to 516,570 shares. The total number of shares beneficially owned by BCLS is 2,850 over which BCLS exercises sole voting control and the power of disposition with respect to 2,850 shares. The total number of shares beneficially owned by PL is 36,921 over which PL exercises sole voting control and the power of disposition with respect to 36,921 shares.

(4) These securities are owned by various individual and institutional investors for which Capital Research and Management Company ("Capital") serves as investment advisor with power to direct investments. For purposes of the reporting requirements of the Exchange Act, Capital is deemed to be a beneficial owner of such securities; however, Capital expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5) Includes 8,000 shares of Common Stock held in trust for Mr. Karsh's wife and children and 75,000 shares held by the Karsh Family Foundation ("Foundation"). Mr. Karsh disclaims beneficial ownership of all securities held by the Foundation.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act"), requires the Company's executive officers, directors and holders of more than 10% of the Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended January 1, 2005, its executive officers and directors complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of its executive officers and directors.


                                 PROPOSAL NO. 1


                              ELECTION OF DIRECTORS

         Seven directors are to be elected at the annual meeting to serve terms of one year or until their respective successors have been elected. The nominees for director, all of whom are now serving as directors of the Company, are listed below together with certain biographical information as of March 18, 2005. Except as otherwise indicated, each nominee for director has been engaged in his present principal occupation for at least the past five years.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES LISTED BELOW AS DIRECTORS.

         Howard B. Witt, age 64, has been a director of the Company since November 1991. Mr. Witt also served as President and Chief Executive Officer of Littelfuse, Inc. from 1990 until his retirement in December 2004. In May 1993, Mr. Witt was elected as the Chairman of the Board of the Company and served in that capacity until his retirement in December 2004. Prior to his appointment as President and Chief Executive Officer, Mr. Witt served in several other key management positions since joining the Company as Operations Manager in 1979. Mr. Witt serves as a director of Franklin Electric Co., Inc., a reporting company under the Exchange Act, and is a member of the Electronic Industries Alliance Board of Governors. He also serves as a director of the Artisan Mutual Fund, a reporting company under the Exchange Act.

         John P. Driscoll, age 69, has been a director of the Company since February 1998. Mr. Driscoll has been President of Jack Driscoll Enterprises, Inc., a management consulting firm, since 1998. In June of 1998 Mr. Driscoll retired as Executive Vice President of Murata Electronics North America, Inc. where he was responsible for corporate policy and strategy and oversaw government and industry relations. Mr. Driscoll joined Murata Electronics in 1979 as Vice President of Marketing and Sales, was appointed Senior Vice President Marketing and Sales in 1985 and assumed the position of Executive Vice President in 1995. Mr. Driscoll is a former Vice President of the Components Group of the Electronic Industry Alliance, and a twenty-year member of its Board of Governors. He was also affiliated with the Electronics Component and Technology Conference and the Japan American Society. Mr. Driscoll has been determined by the Board to be "independent" under the listing standards of the Nasdaq Stock Market ("NASDAQ") on which the Company's Common Stock is listed.

         Anthony Grillo, age 49, has been a director of the Company since December 1991. Mr. Grillo is the founder and Chief Executive Officer of CricketHill Associates LLC, an advisory firm established in 2005. From 2001 through 2004 Mr. Grillo was a Senior Managing Director of Evercore Partners, Inc. where he has founded the restructuring practice for the firm. From 1999 through 2001 Mr. Grillo was a Senior Managing Director of Joseph Littlejohn & Levy, Inc., a private equity firm. For eight years previous, Mr. Grillo was a Senior Managing Director of the Blackstone Group L.P., an investment banking firm. During those years, he was the co-founder of Blackstone's Restructuring and Reorganization Group, Chief Operating Officer of the firm's M&A practice and a member of its Investment Committee. Mr. Grillo has been determined by the Board to be "independent" under NASDAQ listing standards.

         Gordon Hunter, age 53, has been a director of the Company since June 2002 and became the Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. in January 2005. Mr. Hunter became the Chief Operating Officer of the Company in November 2003. Prior to joining the Company, Mr. Hunter was Vice President, Intel Communications Group, and General Manager, Optical Products Group. Mr. Hunter was responsible for managing Intel's access and optical communications business segments within the Intel Communications Group. Prior to joining Intel in February 2002, he served as President of Elo TouchSystems, a subsidiary of Raychem Corporation . He also served in a variety of positions during a 20-year career at Raychem Corporation, including Vice President of Commercial Electronics and a variety of sales, marketing, engineering and management positions.

         Bruce A. Karsh, age 49, has been a director of the Company since December 1991. Mr. Karsh is President and co-founder of Oaktree Capital Management, LLC, an investment advisory firm with over $27 billion of assets under management, and has been with Oaktree since 1995. From 1987 through 1995 Mr. Karsh was with The TCW Group, Inc. where he established the TCW Special Credits group of funds and had primary portfolio management responsibility for their operation. Mr. Karsh has been determined by the Board to be "independent" under NASDAQ listing standards.

         John E. Major, age 59, has been a director of the Company since December 1991. Mr. Major has been President of MTSG, a strategic consulting and investments company, since 2003. From 2000 through 2003 he was Chairman and CEO of Novatel Wireless Inc., which provides wireless data access solutions for PDAs and notebook PCs. From 1998 through 1999 he was Chief Executive Officer of Wireless Knowledge, a QUALCOMM and Microsoft joint venture. Before joining Wireless Knowledge in 1998, Mr. Major served as Corporate Executive Vice President of QUALCOMM, Inc. and President of its Wireless Infrastructure Division. Prior to joining QUALCOMM in 1996, Mr. Major served as Senior Vice President and Staff Chief Technical Officer at Motorola, Inc. Mr. Major serves on the Board of

Directors of Verilink Corporation, Broadcom Corporation and Lennox International Inc., all reporting companies under the Exchange Act. Mr. Major has been determined by the Board to be "independent" under NASDAQ listing standards.

         Ronald L. Schubel, age 61, has been a Director of the Company since June 2002. Mr. Schubel is Corporate Executive Vice President and President of the Americas Region for Molex Incorporated, a global manufacturer of interconnect systems. He began his career with Molex in 1981, spending four years in Singapore as President of the Far East South Region. Prior to joining Molex, Mr. Schubel worked for General Motors for 15 years. His last position with General Motors was Director of Operations for the Packard Electronics Division. Mr. Schubel has been determined by the Board to be "independent" under NASDAQ listing standards.

INFORMATION CONCERNING BOARD OF DIRECTORS AND ITS COMMITTEES

         COMPENSATION OF DIRECTORS. Directors who are not employees of the Company are paid an annual Director's fee of $40,000, $1,500 for each of the five regularly scheduled Board meetings attended and $1,000 for attendance at any special teleconference Board or Committee meetings, plus reimbursement of reasonable expenses relating to attendance at meetings. The Lead Director is paid an additional $7,500 annually, the Chairman of the Audit Committee is paid an additional $10,000 annually and the Chairman of the Compensation Committee is paid an additional $5,000 annually. No fees are paid to Directors who are also full-time employees of the Company.

         Under the Littelfuse Deferred Compensation Plan for Non-employee Directors, a non-employee director, at his election, may defer receipt of his director's fees. Such deferred fees are used to purchase shares of Littelfuse Common Stock, and such shares and any distributions thereon are deposited with a third party trustee for the benefit of the director until the director ceases to be a director of the Company. All non-employee directors except Mr. Witt have elected to be compensated in Common Stock under the Non-employee Directors Plan.

         The 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. (the "1993 Stock Plan") provides for a grant at each annual meeting of the Board of Directors to each non-employee Director of non-qualified stock options to purchase 5,000 shares of Common Stock at the fair market value on the date of grant. Accordingly, on April 30, 2004, Messrs. Driscoll, Grillo, Karsh, Major and Schubel were each granted an option to purchase 5,000 shares of Common Stock.

         ATTENDANCE AT MEETINGS. The Board of Directors held seven meetings during fiscal year 2004. All of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served. It is the policy of the Company that all of the directors attend the annual meeting of the stockholders of the Company.

         Independent members of the Board of Directors of the Company meet in executive session without management present at least two times per year. Stockholders wishing to communicate directly with the Board or individual directors should communicate in writing to the Corporate Secretary of the Company, who will in turn promptly forward such communication to the directors.

         AUDIT COMMITTEE. It is the responsibility of the Audit Committee to, among other things, (i) recommend each year to the Board of Directors independent auditors to audit the financial statements of the Company and its consolidated subsidiaries, (ii) review the scope of the audit plan, (iii) discuss with the auditors the results of the Company's annual audit and any related matters, (iv) pre-approve all audit services; (v) pre-approve all permissible non-audit services to be performed by the Company's auditors; and (vi) review transactions posing a potential conflict of interest among the Company and its Directors, officers and affiliates. A copy of the Audit Committee Charter is available on the Company's website at www.littelfuse.com. The Audit Committee met fourteen times in 2004. Members of the Audit Committee are John E. Major, Ronald L. Schubel and Anthony Grillo, the Chairman of the Committee, all of whom have been deemed by the Board to be "independent" under the Sarbanes Oxley Act of 2002 and NASDAQ listing standards. The Board of Directors has determined that Anthony Grillo is an "audit committee financial expert" based on his experience as a certified public accountant, investment banker and private equity investor.

         NOMINATING COMMITTEE. It is the responsibility of the Nominating Committee to identify individuals qualified to serve on the Board of Directors and to recommend those individuals the Board should nominate for election at the Company's annual meeting of stockholders. The Nominating Committee will consider nominees for the Board of Directors recommended by stockholders, using the same evaluation process as for any other candidate. Recommendations should be submitted to the Secretary of the Company at the Company's principal executive offices. The Board of Directors has adopted a charter for the Nominating Committee. A copy of that charter is available on the Company's website at www.littelfuse.com. The Nominating Committee met one time during 2004. The Nominating Committee reviewed the performance of all of the current members of the Board of Directors and determined and recommended to the Board that all of the current directors should be nominated for re-election. In making this recommendation, consideration was given to matters such as attendance at meetings, preparation for meetings, input at meetings, interaction with other board members, and other tangible or intangible benefits their service as directors brought to the Company. No other candidates were recommended or evaluated. Members of the Nominating Committee are John P. Driscoll and Bruce A. Karsh, each of whom have been deemed by the Board to be independent under NASDAQ listing standards.





Director Qualification Standards

         The Nominating Committee will take into consideration such factors as it deems appropriate, including the following:

         o Experience as an executive or director of a publicly traded company;

         o        Familiarity with the business of the Company and its industry;

         o Availability to actively participate in meetings of the Board of Directors and attend the annual meeting of stockholders;

         o Knowledge and experience in the preparation or evaluation of financial statements;

         o        Diversity;

         o Satisfaction of the criteria for independence established by the Commission and NASDAQ listing standards, as they may be amended from time to time; and

         o Ability to interact in a productive manner with the other members of the Board of Directors.



         COMPENSATION COMMITTEE. It is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to compensation and benefit programs, including the stock-based plans, for Directors and executive officers of the Company and its subsidiaries. The Compensation Committee met six times in 2004. Members of the Compensation Committee are Bruce A. Karsh and John P. Driscoll, the Chairman of the Committee.

         TECHNOLOGY COMMITTEE. It is the responsibility of the Technology Committee to review the research and development activities of the Company and ensure the Company maximizes the use of technology throughout the organization. The Technology Committee met five times in 2004. Members of the Technology Committee are John E. Major, Ronald L. Schubel and Gordon Hunter, the Chairman of the Committee.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Bruce A. Karsh and John P. Driscoll served on the Compensation Committee during fiscal 2004. No executive officer of the Company served as a member of the compensation committee, or a board of directors performing equivalent functions, of any entity that had one or more of its executive officers serving as a member of the Company's Compensation Committee.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table discloses compensation received by the Chief Executive Officer and each of the other four most highly compensated executive officers (the "named executive officers") for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                                                   LONG TERM COMPENSATION
                                                        ANNUAL COMPENSATION                 AWARDS
                                                    --------------------------  --------------------------------
                                           YEAR     SALARY($)      BONUS($)(1)   RESTRICTED        SECURITIES         ALL OTHER
                                           ----     ---------      -----------      STOCK          UNDERLYING     COMPENSATION($)(3)
                                                                                AWARDS ($)(2)    OPTIONS/SARS(#)  ------------------
 NAME AND PRINCIPAL POSITION                                                    -------------    ---------------
 ---------------------------

Howard B. Witt (4) ...................     2004       550,000        487,867             0             30,000           803,777
Chairman of the Board,
President and                              2003       530,000        363,120       206,700             65,000            59,681
Chief Executive Officer
                                           2002       500,000        309,301             0             65,000           116,974


Gordon Hunter (5) ....................     2004       410,000        362,043       206,700             30,000             2,678
Chief Operating Officer
                                           2003        65,000         35,000             0             50,000            31,437

                                           2002           n/a


Philip G. Franklin ...................     2004       285,000        195,232       172,250             22,000             5,054
Vice President, Operations Support
and Chief Financial Officer                2003       275,000        157,769       172,250             22,000             1,551

                                           2002       250,000        120,956             0             22,000             1,546


Kenneth R. Audino ....................     2004       190,000        136,733             0             15,000             2,278
Vice President
                                           2003       180,000         88,814       172,250             15,000             3,806

                                           2002       167,000         71,311             0             15,000             2,325


David R. Samyn (6) ...................     2004       180,000        176,231       172,250             15,000             2,252
Vice President
                                           2003           n/a

                                           2002           n/a


(1) The amounts disclosed in this column are awards relating to the fiscal year performance indicated but paid early in the following fiscal year under the Company's Annual Incentive Compensation Program.

(2) Restricted stock awards were initiated in 2003. The table reflects the aggregate amount of restricted stock awarded to each officer. In 2004, the Compensation Committee granted restricted shares awards under the 1993 Stock Plan to Mr. Hunter for 6,000 shares of Common Stock and to each of Messrs. Franklin and Samyn for 5,000 shares of Common Stock. In 2003, the Compensation Committee granted restricted shares awards under the 1993 Stock Plan to Mr. Witt for 6,000 shares of Common Stock and to each of Messrs. Franklin and Audino for 5,000 shares of Common Stock. The restricted shares subject to such awards had values listed in the table based upon a $34.45 share average of the high and low "sales" price of Common Stock as reported on The NASDAQ Stock Market on December 31, 2004. These restricted shares awards are subject to the Company attaining certain financial performance goals relating to return on net tangible assets and earnings before interest, taxes, depreciation and amortization during the three-year period ending December 31, 2005.

(3) The amounts disclosed in this column represent the compensation value to the named executive officers of life insurance premiums paid by the Company for life insurance policies on the lives of Messrs. Witt, Hunter, Franklin, Audino and Samyn. The amounts also include the amount representing total imputed interest from interest-free loans obtained by Mr. Witt from the Company pursuant to the Littelfuse Executive Loan Program in fiscal 2001 and 2002. Total imputed interest for Mr. Witt was $103,737 in fiscal 2002; $53,526 in fiscal 2003; and $49,190 in fiscal 2004. The Company changed its policy in 2002 such that management employees may no longer obtain such loans. Mr. Witt repaid the Company the outstanding loan balance in March 2005. The Company amended the employment agreement and also entered into a Consulting Agreement with Mr. Witt in fiscal 2004, recognizing fiscal 2004 expense of $200,000 and $550,000, respectively, related to these transactions.

(4) Mr. Witt served as President, Chief Executive Officer and Chairman of the Board of Littelfuse, Inc. until his retirement on December 31, 2004.

(5) Mr. Hunter joined the Company as Chief Operating Officer effective November 3, 2003. Mr. Hunter became the Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. effective January 1, 2005.

(6)      Mr. Samyn was elected to Vice President of the Company on April 30,
         2004.



OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information on option grants in fiscal 2004 to the named executive officers.


                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF STOCK
                                                                                                   PRICE APPRECIATION FOR
                                                     INDIVIDUAL GRANTS                                 OPTION TERM(1)
                            ------------------------------------------------------------------   ------------------------------
                                                   PERCENTAGE
                                 NUMBER OF          OF TOTAL
                                SECURITIES        OPTIONS/SARS
                                UNDERLYING         GRANTED TO       EXERCISE
                               OPTIONS/SARS       EMPLOYEES IN        PRICE      EXPIRATION
           NAME                 GRANTED(#)       FISCAL YEAR(2)     ($/SHARE)      DATE(3)         5%($)           10%($)
-------------------------------------------------------------------------------------------------------------------------------
Howard B. Witt ...........         30,000             8.3%              38.11    12/31/2007        246,388          530,606

Gordon Hunter ............         30,000             8.3%              38.11     4/30/2014        719,015        1,822,126

Philip G. Franklin .......         22,000             6.1%              38.11     4/30/2014        527,278        1,336,226

Kenneth R. Audino ........         15,000             4.2%              38.11     4/30/2014        359,508          911,063

David R. Samyn.... .......         15,000             4.2%              38.11     4/30/2014        359,508          911,063

(1) Potential realizable value is based on an assumption that the price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements of the Commission and do not reflect the Company's estimate of future stock price performance.

(2) The Company granted options representing 363,750 shares to employees in fiscal 2004.

(3) The options granted to Messrs. Witt, Franklin, Hunter, Audino and Samyn become exercisable in 20% increments on each April 30, 2005 through 2009. The options expire 10 years after the grant.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

The following table provides information on option exercises in fiscal 2004 by the named executive officers and the value of such officers' unexercised options at January 1, 2005.

                                                                  NUMBER OF SECURITIES
                             SHARES                              UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED
                            ACQUIRED                                 OPTIONS/SARS AT             IN-THE-MONEY OPTIONS/SARS AT
                               ON             VALUE                JANUARY 1, 2005(2)                JANUARY 1, 2005($)(3)
NAME                        EXERCISE         REALIZED        ------------------------------     ------------------------------
                               (#)            ($)(1)         EXERCISABLE      UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
                          --------------------------------
Howard B. Witt ..........     426,000        6,838,288         162,000                 0         1,292,160                   0
Philip G. Franklin.......           0                0          74,000            66,000           824,328             425,392
Gordon Hunter ...........           0                0          13,000            77,000           180,400             668,200
Kenneth R. Audino........      80,000        1,089,529               0            45,000                 0             290,040
David R. Samyn ..........           0                0           3,000            27,000            51,330             205,320

(1) Market value of underlying securities at exercise date (closing price as reported on The NASDAQ Stock Market on exercise date), minus the exercise price of in-the-money options.

(2)      Subject to vesting and the optionee remaining employed by the Company.

(3) Value is calculated by subtracting the exercise price from the assumed fair market value of the securities underlying the option at fiscal year-end and multiplying the result by the number of in-the-money options held. There is no guarantee that if and when these options are exercised they will have this value. Fair market value was calculated based on the average high and low "sales" price of shares of the Common Stock as reported on The NASDAQ Stock Market on December 31, 2004 ($34.16).



EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL EMPLOYMENT AGREEMENTS ENTERED INTO WITH EXECUTIVE OFFICERS

         The Company entered into an employment agreement dated August 8, 2003, with Howard B. Witt, the Chairman, President and Chief Executive Officer of the Company. His employment agreement had a term ending on December 31, 2004, and provided that Mr. Witt received an annual salary of no less than $530,000, plus bonuses to be determined from time to time by the Board of Directors of the Company. To the extent he was otherwise eligible during the term of his Employment Agreement, Mr. Witt participated in and received the benefits of any and all stock options, pension, retirement, vacation, profit sharing, health, disability insurance and other benefit plans, programs and policies maintained by the Company.

         Mr. Witt's employment agreement provided that during its term, but subject to election and removal by the Board of Directors of the Company, Mr. Witt served as Chairman, President and Chief Executive Officer of the Company.

         On December 31, 2004, the Company entered into a First Amendment to Employment Agreement with Mr. Witt. Under the terms of Mr. Witt's then-existing Employment Agreement with the Company, Mr. Witt as Chairman, Chief Executive Officer and President of the Company had agreed to retire effective December 31, 2004. The terms of the First Amendment provided that, in consideration for Mr. Witt agreeing to extend the non-competition period under his Employment Agreement for an additional two years beyond the initial two-year period, the Company agreed to pay Mr. Witt $200,000 on or before January 1, 2005.

         As of January 1, 2005, the Company entered into a two year Consulting Agreement with Mr. Witt. The terms of the Consulting Agreement provide that Mr. Witt will be paid $275,000 per year during the term of the agreement and will be required to provide certain consulting services to the Company as reasonably requested by the President or the Board of Directors of the Company from time to time, but in no event shall Mr. Witt be required to work more than 40 hours during any calendar month. Mr. Witt will be provided with working facilities, support staff and reimbursements for reasonable business expenses incurred by Mr. Witt in performing his duties under the Consulting Agreement. In addition, if so requested by the Board of Directors of the Company and elected by the stockholders of the Company, Mr. Witt has agreed to serve as a director of the Company. Mr. Witt will receive compensation for his services as director, in addition to the annual compensation as a consultant discussed above, in an amount equal to the compensation paid to the other non-employee directors of the Company for their services as directors.

         The Company entered into change of control employment agreements dated August 8, 2003, with Mr. Witt, dated September 1, 2001, with Kenneth R. Audino and Philip G. Franklin and dated November 3, 2003, with Gordon Hunter. These change of control employment agreements are designed to provide these individuals with certain employment and compensation protection in the event that there was a Change of Control (as defined in these agreements) with respect to the Company at any time prior to December 31, 2004, with respect to Mr. Witt, and prior to September 1, 2006, with respect to the others. If such a Change of Control were to occur and any of these individual's employment with the Company was terminated at any time during the two-year period thereafter, other than for Cause (as defined in these agreements), or if during these time periods any of these individuals were to terminate his or her employment for Good Reason (as defined in these agreements), then the Company would be obligated to make the payments described below for the benefit of these individuals.

         With respect to the individuals other than Mr. Witt, under their change of control employment agreements they will be paid their accrued compensation and annualized bonus, and will receive an amount equal to two times the sum of their annual salary plus bonus, two additional years of crediting under the SERP, if participating in the SERP, and two years of continuing medical insurance benefits. They will also receive the excise tax "gross-up" payment described above. Additionally, if any individual were to terminate his employment with the Company for Good Reason (as defined in these agreements) or be terminated by the Company other than for Cause (as defined in these agreements) during the two-year period following a Change of Control the individual's account balance under the SERP would not be subject to forfeiture in the event he were to work for a competitor of the Company.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process and compliance with the Sarbanes-Oxley Act on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

         The Audit Committee also reviewed and discussed the audited financial statements with the independent auditors and discussed the matters requiring discussion pursuant to SAS 61, including the accounting methods used in the audit. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with auditor's independence.

         The Audit Committee discussed with the independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held fourteen meetings during fiscal 2004.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 1, 2005 for filing with the Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2005.

                                Audit Committee

                                Anthony Grillo (Chairman)
                                John E. Major
                                Ronald L. Schubel


         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate by reference filings, including this Proxy Statement, in whole or in part, the preceding Report of the Audit Committee shall not be incorporated by reference into any such filings.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee administers the Company's executive cash and benefits compensation program.

         The goals of the Company's integrated executive compensation program are to:

                  1. Pay competitively to attract, retain and motivate a high-quality senior management team;

                  2. Link annual salary increases to the attainment by each executive officer of individual performance objectives;

                  3. Tie individual incentive cash compensation to Company and individual performance goals; and

                  4. Align executive officers' financial interests with stockholder value.

         The compensation of executive officers of the Company primarily consists of three variable components: base salary, a potential cash bonus under the Company's Annual Incentive Compensation Program, and stock options or other awards under the 1993 Stock Plan for Employees and Directors of the Company (the "Stock Plan").

         As one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to the Company and to the executive officers of various payments and benefits. However, since some types of compensation payments and their deductibility depend upon the timing of an executive officer's exercise of stock options (e.g., the spread on exercise of non-qualified options), and because interpretations and changes in the tax laws and other factors beyond the control of the Compensation Committee may also affect the deductibility of compensation, the Compensation Committee will not necessarily limit executive compensation to that which is deductible under applicable provisions of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with the Company's other compensation goals.

SALARIES

         The Compensation Committee's determination of each executive officer's base salary is designed to accomplish two goals. The first goal is to pay executive officers competitively to attract, retain and motivate a high-quality senior management team. The second goal is to link annual salary increases to the attainment by each executive officer of individual performance objectives. The base salary of each executive officer is targeted to be within a range of 80% to 120% of the average base salary received by executive officers in similar positions with manufacturing companies having comparable annual sales.

         In determining the base salary to be paid to each executive officer other than the Chief Executive Officer (the "Other Executive Officers"), the Compensation Committee reviews recommendations prepared by the Chief Executive Officer. These recommendations are based, in part, on executive compensation surveys prepared by independent compensation consultants. These recommendations are also based on the executive officer's attainment of individual performance objectives. After consultation with the Chief Executive Officer, the Compensation Committee reviews the recommendations and the supporting executive compensation review. The Compensation Committee then determines the annual base salary of each of the Other Executive Officers. The determination of the Chief Executive Officer's annual base salary is specifically discussed below.

ANNUAL INCENTIVE COMPENSATION PROGRAM

         The Annual Incentive Compensation Program is designed to accomplish the goal of tying incentive cash compensation to Company and individual performance goals. The Compensation Committee annually approves the Annual Incentive Compensation Program and, after consultation with the Chief Executive Officer with respect to the Other Executive Officers, administers the program.

         The Compensation Committee, after consulting with the Chief Executive Officer, establishes a minimum, target and a maximum amount that may be awarded to each of the Other Executive Officers as an annual incentive compensation award. The target and maximum amounts established for each of the Other Executive Officers are percentages of such executive officer's base salary. These amounts are established by the Compensation Committee, after consulting with the Chief Executive Officer, with input from compensation survey data. In determining each of the Other Executive Officer's total award, Company performance is determined based on the achievement by the Company of specified financial objectives, which include sales, earnings per share and cash flow, while individual performance is determined based on each of the Other Executive Officer's achievement of specified performance objectives. At the end of each fiscal year, the amount of the total award paid to each of the Other Executive Officers is determined based on Company and individual performance using the mathematical formula weighting each of the factors described above, as previously established under the program by the Compensation Committee, after consulting with the Chief Executive Officer. The determination of whether each of the Other Executive Officers achieved his or her specified performance objectives is made by the Compensation Committee after consulting with the Chief Executive Officer. The Compensation Committee, in administering the Annual Incentive Compensation program as it relates to the Chief Executive Officer, makes all of the determinations described above with respect to the Chief Executive Officer after analyzing the factors described above.

1993 STOCK PLAN

         The stock-based compensation programs of the Company under the Stock Plan are administered by the Compensation Committee. The granting of stock options by the Compensation Committee is designed to accomplish the goal of aligning the financial interests of executive officers with stockholder value. The number of stock options granted to executive officers is determined by the executive officer's position and responsibilities. Grants of stock options are intended to recognize different levels of contribution to the achievement by the Company of its performance goals as well as different levels of responsibility and experience as indicated by each executive officer's position. Generally, all stock options granted to executive officers have been granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. In 2003, stock options with an exercise price below fair market value were granted to Mr. Hunter upon commencement of his employment with the Company.

       The company also grants restricted stock under a Performance Shares Agreement to align the long term interests of executive officers with stockholder interests. These restricted share awards are subject to the Company attaining certain financial performance goals relating to return on net tangible assets and earnings before interest, taxes, depreciation and amortization during the three-year period ending December 31, 2005. During 2004, Mr. Hunter was awarded 6,000 shares of restricted stock and Mr. Franklin and Mr. Samyn were each awarded 5,000 shares of restricted stock.



COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         The Compensation Committee increased Mr. Witt's 2004 base salary from his 2003 base salary due to his performance as Chief Executive Officer and the relationship of his compensation to the compensation of chief executive officers of peer group companies. This increase was based, in part, on Mr. Witt's attainment of individual performance objectives and, in part, on the attainment of financial objectives by the Company.

         Mr. Witt's total award under the Annual Incentive Compensation Program in 2004 for 2003 performance was determined based on Company and individual performance using the mathematical formula established under the program by the Compensation Committee prior to the beginning of each fiscal year after analyzing the level of attainment of the factors described above, i.e., the specified financial objectives of sales, earnings per share and cash flow as well as individual performance.

         The Compensation Committee in 2004 granted Mr. Witt options to purchase 30,000 shares of Common Stock. The number of stock options granted to Mr. Witt reflects the Compensation Committee's recognition of the performance of his duties as the Chief Executive Officer.

          On December 31, 2004, the Company entered into a First Amendment to Employment Agreement with Mr. Witt. Under the terms of Mr. Witt's then-existing Employment Agreement with the Company, Mr. Witt as Chairman, Chief Executive Officer and President of the Company had agreed to retire effective December 31, 2004. The terms of the First Amendment provided that, in consideration for Mr. Witt agreeing to extend the non-competition period under his Employment Agreement for an additional two years beyond the initial two-year period, the Company agreed to pay Mr. Witt $200,000 on or before January 15, 2005.

         As of January 1, 2005, the Company entered into a two-year Consulting Agreement with Mr. Witt. The terms of the Consulting Agreement provide that Mr. Witt will be paid $275, 000 per year during the term of the agreement and will be required to provide certain consulting services to the Company as may be reasonably requested by the President or the Board of Directors of the Company from time to time, but in no event shall Mr. Witt be required to work more than 40 hours during any calendar month. Mr. Witt will be provided with working facilities, support staff and reimbursements for reasonable business expenses incurred by Mr. Witt in performing his duties under the Consulting Agreement. In addition, if so requested by the Board of Directors of the Company and elected by the stockholders of the Company, Mr. Witt has agreed to serve as a director of the Company during the two-year term of the agreement. If elected as a director of the Company, Mr. Witt will receive compensation for his services as a director, in addition to the annual compensation as a consultant discussed above, in an amount equal to the compensation paid to the other non-employee directors of the Company for their services as directors.

         The Compensation Committee has reviewed each of the components of compensation discussed above and the perquisites paid to Mr. Witt during fiscal year 2004 and found these amounts to be reasonable.

                             COMPENSATION COMMITTEE

                               John P. Driscoll (Chairman)
                               Bruce A. Karsh

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate by reference filings, including this Proxy Statement, in whole or in part, the preceding Report of the Compensation Committee on Executive Compensation and the Performance Graph included in "Company Performance" shall not be incorporated by reference into any such filings.

COMPANY PERFORMANCE

         The following graph compares the five-year cumulative total return on the Common Stock to the five-year cumulative total returns on the Russell 2000 Index and the Dow Jones Electrical Components and Equipment Industry Group Index. The Company believes that the Russell 2000 Index and the Dow Jones Electrical Components and Equipment Industry Group Index represent a broad market index and peer industry group for total return performance comparison.

         The Russell 2000(R) Index consists of the 2,000 smallest companies, including the Company.

         The Dow Jones Electrical Components and Equipment Industry Group Index includes the Common Stock of Actuant Corp. Class A, Acuity Brands, Inc., American Power Conversion Corp., American Standard Cos. Inc., American Superconductor Corp., Ametek, Inc., Amphenol Corp., Anaren Microwave, Inc., Artesyn Technologies, Inc., AVX Corp., Benchmark Electronics, Inc., C&D Technologies, Inc., Checkpoint Systems, Inc., CTS Corp., FuelCell Energy, Inc., Hubbell Inc. Class B, Integrated Circuit Systems, Inc., Jabil Circuit, Inc., Kemet Corp., Littelfuse, Inc., Methode Electronics, Inc. Class A., Molex, Inc. and Molex, Inc. Class A, Park Electrochemical Corp., Plexus Corp., Plug Power, Inc., Power-One, Inc., Sanmina-SCI Corp., Solectron Corp., SPX Corp., Technitrol, Inc., Thomas & Betts Corp., Three-Five Systems, Inc., Vicor Corp., Vishay Intertechnology, Inc. and York International Corp.

                                        1999    2000    2001    2002    2003    2004

Littlefuse, Inc.                         100     118     108      71     118     141
Russell 2000                             100      96      97      76     110     129
Dow Jones Electrical Components
 and Equipment Industry Group Index      100      61      43      26      42      38

         In the case of the Russell 2000 Index and the Dow Jones Electrical Components and Equipment Industry Group Index, a $100 investment made on December 31, 1999, and reinvestment of all dividends is assumed. In the case of the Company, a $100 investment made on December 31, 1999 is assumed (the Company paid no dividends in 2000, 2001, 2002, 2003, or 2004). Returns are at December 31 of each year, with the exception of 2000, 2001, 2002 2003 and 2004 for the Company, which are at December 30, 2000, December 29, 2001, December 28, 2002, January 3, 2004 and January 1, 2005, respectively.

          PENSION PLAN TABLE

         The Company has two non-contributory retirement plans in which the named executive officers participate. One of these plans is a defined benefit, qualified under the applicable provisions of the Internal Revenue Code (the "Qualified Plan"), and the other is a defined contribution, non-qualified Supplemental Executive Retirement Plan ("SERP"). Mr. Witt, Mr. Franklin and Mr. Audino are the only named executive officers that participate in the SERP. The total annual combined pension benefits payable under the Qualified Plan and SERP to the named executive officers are determined on the basis of a final five-year average annual compensation formula.

         The compensation covered by the retirement plans for each of the named executive officers is the sum of the amounts reported in the salary and bonus columns of the Summary Compensation Table. The table shows the total combined annual pension benefits payable under the current provisions of both retirement plans assuming retirement of an employee who has continued employment to age 62.




FINAL AVERAGE                                                YEARS OF SERVICE
                        --------------------------------------------------------------------------------------------
COMPENSATION                10              15               20               25               30               35
$  125,000.........     $ 58,888        $ 72,430         $ 72,430         $ 72,430         $ 72,430         $ 72,430
   150,000.........       72,430          88,680           88,680           88,680           88,680           88,680
   175,000.........       85,971         104,930          104,930          104,930          104,930          104,930
   200,000.........       99,513         121,180          121,180          121,180          121,180          121,180
   225,000.........      113,055         137,430          137,430          137,430          137,430          137,430
   250,000.........      126,596         153,680          153,680          153,680          153,680          153,680
   300,000.........      153,679         186,180          186,180          186,180          186,180          186,180
   400,000.........      207,846         251,180          251,180          251,180          251,180          251,180
   500,000.........      262,012         316,180          316,180          316,180          316,180          316,180

----------

(1) Payable in the normal form of payment which is a single life annuity for a single person (if a person is married, the form of payment is joint and 50% to surviving spouse). For 2004, the maximum annual social security payment at age 62 for a single person is $17,640 The formula under the SERP is offset for one-half of the $17,640.

(2) Maximum normal retirement benefit is earned after 12 years of service. Under an alternative form, payments from the SERP can be guaranteed over 10 years.

         The years of service (to the nearest year) as of January 1, 2005, for the named executive officers are as follows: Messrs. Witt, 26 years, Franklin, 6 years, Hunter 1 year, Audino 40 years and Samyn 2 years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1995, the Board of Directors of the Company adopted the Littelfuse Executive Loan Program to provide interest-free loans to management for the purpose of enabling them to exercise their Company stock options and pay the resulting income taxes. Pursuant to this Program, Mr. Witt has obtained interest-free loans from the Company in the aggregate amount of $3,521,427. Imputed interest on such loans for fiscal 2004 was $49,190. This loan was repaid by Mr. Witt in March 2005. Funds obtained from such loans were used by Mr. Witt to exercise Company stock options and to pay income taxes arising from such exercise. As of July 30, 2002, the Company no longer provides loans to executives of the Company under this or any other program.


                                 PROPOSAL NO. 2

                          APPROVAL AND RATIFICATION OF
                       APPOINTMENT OF INDEPENDENT AUDITORS

         Subject to approval of the stockholders, the Board of Directors has appointed Ernst & Young LLP, certified public accountants, as independent auditors to examine the annual consolidated financial statements of the Company and its subsidiary companies for the fiscal year ending December 31, 2005. The stockholders will be asked at the meeting to approve and ratify such appointment.

AUDIT AND NON-AUDIT FEES

         The following table presents the approximate fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company's financial statements for the fiscal year ended January 1, 2005, as well as the approximate fees billed for other services rendered by Ernst & Young LLP:

                                            2004      2003
                                         ---------- --------
Audit fees (1)                           $1,963,000 $585,000
Audit-related fees (2)                   $  140,000 $377,000
Tax advisory services (3)                $  668,000 $360,000
Other (4)                                $        0 $ 10,500
                                         ---------- --------

         (1) Includes fees related to statutory audits of foreign subsidiaries, Sarbanes-Oxley compliance and review of financial statements included in the Company's Forms 10-Q.

         (2) Includes fees related to audits of employee benefit plans and acquisition activity during 2004

         (3) Includes fees related to tax compliance, tax advice and tax planning

         (4) Includes fees related to secretarial support functions for foreign subsidiaries

       A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to stockholders' questions.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

         All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm's independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit, statutory audits at foreign locations, quarterly reviews and tax services. The Audit Committee has considered the role of Ernst & Young LLP in providing services to the Company and has concluded that such services are compatible with such firm's independence.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOLLOWING RESOLUTION WHICH WILL BE PRESENTED AT THE MEETING:

RESOLVED: That the appointment by the Board of Directors of the Company of Ernst & Young LLP as the Company's independent auditors for the fiscal year of the Company ending December 31, 2005, be approved and ratified.


                                 PROPOSAL NO. 3

                APPROVAL OF THE AMENDMENT TO THE 1993 STOCK PLAN
                 FOR EMPLOYEES AND DIRECTORS OF LITTELFUSE, INC.

         The Board of Directors has approved and recommends to the stockholders the approval of a proposed amendment to the 1993 Stock Plan which would increase the maximum aggregate number of shares of Common Stock as to which awards of options, restricted shares, units or rights may be made from time to time thereunder from 3,400,000 to 4,400,000 shares. The 1993 Stock Plan currently provides that a total of 3,400,000 shares of Common Stock may be issued pursuant to options, restricted shares, units or rights which may be granted or awarded under the plan. As of March 18, 2005, a total of 415,230 shares of Common Stock were available for such purpose. After giving effect to the proposed amendment to the 1993 Stock Plan, such number of shares of Common Stock available under the 1993 Stock Plan would be increased to 1,415,230 shares. Management believes that this amendment will further promote the Company's goals of enhancing the long-term profitability and stockholder value of the Company by offering stock-based incentives to those individuals who are key to the growth and success of the Company.

         The full text of the 1993 Stock Plan as amended if approved by the stockholders appears as Exhibit A to this Proxy Statement to which reference is made for a full statement of its terms and provisions. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the 1993 Stock Plan. A summary of the major provisions of the 1993 Stock Plan relating to stock options and the proposed amendments are described below:

         MAXIMUM NUMBERS OF SHARES. Currently, no more than 3,400,000 shares may be issued in the aggregate under the 1993 Stock Plan (subject to adjustment as described below). The proposed amendments would increase this amount to 4,400,000 shares. Generally, any shares which cease to be subject to purchase under a granted option, or any forfeited restricted shares or restricted units, will become available for subsequent awards under the 1993 Stock Plan.

         STANDARD TERMS AND CONDITIONS OF AWARDS. The terms of the form of Non-Qualified Stock Option Agreement pursuant to which options are granted under the 1993 Stock Plan generally provide, among other things, that such options will expire on the day before the tenth (10th) anniversary of the grant date and that such options vest in 20% increments on each of the first five anniversary dates of the grant date. The Company has also granted performance shares awards under the 1993 Stock Plan. Pursuant to these awards, restricted shares of the Common Stock are issued to a recipient of a performance shares award if the Company meets certain financial goals during a three-year period and, once issued, vest in one-third increments on each January 2nd during the subsequent three-year period provided the recipient of the restricted shares is employed with the Company on such January 2nd.

         TERM OF 1993 STOCK PLAN. The 1993 Stock Plan became effective as of February 12, 1993, and has no fixed expiration date.

         ADMINISTRATION. The 1993 Stock Plan is administered by the Compensation Committee of the Board of Directors, which has the exclusive authority to make awards under the 1993 Stock Plan and all interpretations and determinations affecting the 1993 Stock Plan.

         ELIGIBILITY. Participation in the 1993 Stock Plan is limited to officers, non-employee directors ("Eligible Directors") and key employees (approximately 141 persons currently) of the Company and its subsidiaries who are selected from time to time by the Compensation Committee. Participants in the 1993 Stock Plan who are employees of the Company or its subsidiaries also are eligible to participate in any other incentive plan of the Company. Transfer of awards under the 1993 Stock Option Plan generally is prohibited.

         NON-EMPLOYEE DIRECTORS. Currently, each Eligible Director is automatically granted a non-qualified option to purchase 5,000 shares of Common Stock, which option shall be granted on the date of the first meeting of the Board of Directors of the Company following each annual meeting of the stockholders of the Company ("Annual Non-employee Director Stock Options"). The number of Annual Non-employee Director Stock Options to be granted as of the date of any such meeting of the Board of Directors shall be proportionately adjusted to reflect any stock splits, stock dividends, recapitalizations or similar transactions causing an increase or decrease in the number of issued and outstanding shares of Common Stock which have occurred since the date of the most recent grant of Annual Non-employee Director Stock Options. Any Eligible Director may waive his or her right to be granted Annual Non-employee Director Stock Options. In the event that the granting of any Annual Non-employee Director Stock Options would cause the 3,400,000 share limitation (or, in the event the proposed amendment is adopted, the 4,400,000 share limitation) of the 1993 Stock Plan to be exceeded, the total number of Annual Non-employee Director Stock Options then to be granted shall be reduced to a number which would cause said share limitation not to be exceeded and the amount of non-qualified options to be granted to each Eligible Director who has not waived his or her right to receive Annual Non-employee Director Stock Options shall be proportionately reduced.

         The terms of non-qualified stock options granted to Eligible Directors (including the terms of the Annual Non-employee Director Stock Options) and the exercise price for shares purchasable under such options are determined pursuant to the formula provision of the 1993 Stock Plan and such options generally are issued in accordance with the terms discussed under "Standard Terms and Conditions of Awards" above. Each option shall be exercisable in full or in part, subject to certain requirements in the 1993 Stock Plan, by payment of the exercise price in cash or already owned shares for the number of shares to be purchased or as otherwise permitted by the Compensation Committee pursuant to the provisions of the 1993 Stock Plan.

         ANTI-DILUTION. The Compensation Committee may, in the event of any stock dividend, stock split, recapitalization, merger, consolidation or other change in the capitalization of the Company or similar corporate transaction or event affecting the Common Stock, in such manner as it deems equitable, adjust, among other things, (i) the maximum number of shares that may be issued under the 1993 Stock Plan; (ii) the number and class of shares that may be subject to stock options, restricted shares or restricted units that have not been issued; (iii) the exercise price to be paid for unexercised stock options; and (iv) the share value used to determine the amount or value of any award under the 1993 Stock Plan.

         AMENDMENTS. The Board of Directors may suspend, terminate, modify or amend the 1993 Stock Plan at any time, but if any such amendment requires stockholder approval in order to meet the requirements of the then applicable rules under Section 16(b) of the Exchange Act, such amendment may not be effected without obtaining stockholder approval. The Board of Directors may terminate the 1993 Stock Plan, but the terms of the 1993 Stock Plan will continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the 1993 Stock Plan may adversely affect the rights of an Employee or Eligible Director under previously granted awards.

         FEDERAL INCOME TAX CONSEQUENCES. Under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), no tax will be payable by the recipient of a non-qualified option at the time of grant or the time of vesting (except tax may be owing at the time of vesting with respect to discounted stock options). Upon exercise of a non-qualified option, the excess, if any, of the fair market value of the shares with respect to which the option is exercised over the total, exercise price of such shares will be treated for Federal tax purposes as ordinary income. Any profit or loss realized on the sale or exchange of any share actually received will be treated as a capital gain or loss. The Company will be entitled to deduct the amount, if any, by which the fair market value on the date of exercise of the shares with respect to which the option was exercised exceeds the exercise price.

         For information regarding the number of shares of Common Stock which the executive officers of the Company were granted options to purchase under the 1993 Stock Plan in the 2004 fiscal year and the exercise price of such options, please see the "Option/SAR Grants in Last Fiscal Year" table under "Compensation of Executive Officers" herein.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING RESOLUTION WHICH WILL BE PRESENTED AT THE ANNUAL MEETING:

         RESOLVED: That the amendment to the 1993 Stock Plan for Employees and Directors of Littlefuse, Inc. which would increase the maximum aggregate number of shares of Common Stock as to which awards of options, restricted shares, units or rights may be made from time to time from 3,400,000 to 4,400,000 shares be approved.



                                 PROPOSAL NO. 4:

         APPROVAL OF AMENDMENTS TO THE LITTELFUSE DEFERRED COMPENSATION
                         PLAN FOR NON-EMPLOYEE DIRECTORS

         The Board of Directors has approved and recommends to the stockholders the approval of proposed amendments to the Non-employee Directors Plan which would (i) increase the maximum aggregate number of shares of Common Stock which may be issued under the Non-employee Directors Plan from 60,000 to 160,000 shares, (ii) provide that such shares shall be issued quarterly, and (iii) revise the Non-employee Directors Plan to satisfy the requirements of new
Section 409A of the Internal Revenue Code of 1986, as amended.

         The Non-employee Directors Plan currently provides that a total of 60,000 shares of Common Stock may be issued under the Non-employee Directors Plan. As of March 18, 2005, a total of 3,327 shares of Common Stock were available for such purpose. After giving effect to the proposed amendment to the Non-employee Directors Plan, such number of shares of Common Stock available thereunder would be increased to 103,327 shares. Management believes that this amendment will further the purpose of the Non-employee Directors Plan to promote the ownership by the "Eligible Directors" as defined under the Non-employee Directors Plan ("Non-employee Directors" herein) of the Company of shares of Common Stock by allowing them to elect to receive shares of Common Stock in lieu of their receiving some or all of the cash compensation which they would otherwise be entitled to receive as payment for their services as Directors of the Company. The Company believes that ownership of Common Stock by the Non-employee Directors aligns the interests of the Non-employee Directors more closely with the interests of the stockholders of the Company and that the Non-employee Directors Plan will also assist the Company in attracting and retaining highly qualified persons to serve as Non-employee Directors of the Company.

         The full text of the Non-employee Directors Plan as amended if approved by the shareholders appears as Exhibit B to this Proxy Statement, to which reference is made for a full statement of its terms and provisions. A summary of the principal features of, and the proposed amendments to, the Non-employee Directors Plan follows. Capitalized terms not defined herein have the same meanings as in the Non-employee Directors Plan.

         MAXIMUM NUMBER OF SHARES. Currently, the maximum number of shares of Common Stock which may be issued pursuant to the Non-employee Directors Plan is 60,000 shares. The proposed amendments would increase this amount to 160,000 shares.

         CONTRIBUTIONS TO TRUST, INVESTMENT IN SHARES AND DISTRIBUTION OF ACCOUNTS. Under the terms of the Non-employee Directors Plan, as compensation would otherwise become due and payable, the Company transfers an amount equal to the Deferred Amount to a trust (the "Trust") maintained by an independent trustee (the "Trustee"). Currently, these amounts are invested by the Trustee as soon as practicable in shares of the Common Stock to be issued by the Company.

         The proposed amendments provide that these shares will be issued quarterly on the business day which is closest to each February 16, May 16, August 16 and November 16, respectively (each a "Valuation Date"). Shares of Common Stock will be issued by the Company to the Trustee at the Current Market Price, which as such term is proposed to be amended in the Non-employee Directors Plan, shall mean the average of the closing prices for shares of the Company's Common Stock on The Nasdaq Stock Market on the five days immediately preceding the Valuation Date upon which shares of the Company's Common Stock were traded on The Nasdaq Stock Market.

         Distribution of an Eligible Director's account will be made either in a lump sum or in 10 annual installments, as designated by the Eligible Director, within 10 days after the earlier of: (i) the date the Eligible Director attains age 72, or (ii) the date of the Eligible Director's termination of service on account of resignation, retirement, death or otherwise. The Non-employee Directors Plan provides that the Common Stock held in the Trust will be voted by the Trustee in the discretion of the Trustee. The Non-employee Directors Plan also provides that any dividends or distributions paid on or with respect to the Common Stock held in the Trust for an Eligible Director will be reinvested in shares of Common Stock of the Company.

         FEDERAL INCOME TAX CONSEQUENCES. The Non-employee Directors Plan is intended to be treated as an unfunded Non-employee Directors plan under the Internal Revenue Code. It is the intention of the Company that the Deferred Amounts shall not be included in the gross income of an Eligible Director or his or her beneficiaries until such time as the amounts or assets credited to such Eligible Director's Non-employee Directors Account and Trust Account are distributed to the Eligible Director or his or her beneficiary under the Non-employee Directors Plan.

         In order to comply with the requirements of new Section 409A of the Internal Revenue Code, the Company proposes to amend the Non-employee Directors Plan such that no distributions, elections, acceleration of benefits or other actions may be taken that would cause the Non-employee's Directors Plan to fail to meet the requirements of Section 409A, or be deemed to be operated not in accordance with Section 409A.

         TERM OF NON-EMPLOYEE DIRECTORS PLAN. The Non-employee Directors Plan became effective as of March 17, 1995, and has no fixed expiration date.

         ELIGIBILITY. Any person who is serving as a Director of the Company and who is not an employee of the Company or any of its subsidiaries shall be eligible to participate under the Non-employee Directors Plan (hereinafter referred to individually as an "Eligible Director" and collectively as the "Eligible Directors").

         ELECTIONS. The Non-employee Directors Plan provides that an Eligible Director may elect to defer some or all of the compensation payable to him or her for services as a Director during a calendar year by delivering written notice of such election at least six months prior to the beginning of such calendar year specifying the amount or percentage of compensation which is to be deferred (the "Deferred Amount"). Once an election is made, it is irrevocable with respect to compensation earned for services rendered as a Director during the calendar year to which the election relates. Directors may change their elections to defer their compensation only with respect to compensation for services rendered in subsequent calendar years, but only if such election is made in compliance with the provisions of Section 409A of the Internal Revenue Code.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING RESOLUTION WHICH WILL BE PRESENTED AT THE ANNUAL MEETING.

         RESOLVED: That the proposed amendments to the Littlefuse Deferred Compensation Plan for Non-employee Directors be approved.



STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be presented at the 2006 annual meeting of the Company's stockholders must be received at the principal executive offices of the Company by November 28, 2005, in order to be considered for inclusion in the Company's proxy materials relating to that meeting. The Company's bylaws require that in order to nominate persons to the Company's Board of Directors or to present a proposal for action by stockholders at an annual meeting of stockholders, a stockholder must provide advance written notice to the secretary of the Company, which notice must be delivered to or mailed and received at the Company's principal executive offices not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting of stockholders; provided that in the event that the date of the annual meeting to which such stockholder's notice relates is more than 30 days before or more than 60 days after such anniversary date, for notice by the stockholder to be timely it must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company. In the event that the number of Directors to be elected to the Board of Directors is increased and there is no public announcement by the Company naming all of the nominees for Director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to or mailed and received at the Company's principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. The stockholder's notice must contain detailed information specified in the Company's bylaws. As to any proposal that a stockholder intends to present to stockholders without inclusion in the Company's proxy statement for the Company's 2006 annual meeting of the Company's stockholders, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters to be brought before the meeting other than the matters referred to in this Proxy Statement.

                                By order of the Board of Directors,


                                /s/ MARY S. MUCHONEY
                                Mary S. Muchoney
                                    Secretary
March 29, 2005

                                    Exhibit A

1993 Stock Plan for Employees and Directors of Littelfuse, Inc., (the "1993 Stock Plan")

The text of the 1993 Stock Plan as amended if approved by the stockholders of the Company is as set forth below:

                 1993 STOCK PLAN FOR EMPLOYEES AND DIRECTORS OF
                                LITTELFUSE, INC.

         1. Purpose. Littelfuse, Inc. (the "Corporation") desires to attract and retain Employees and directors of outstanding talent. The 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. (the "Plan") affords eligible Employees and directors the opportunity to acquire proprietary interests in the Corporation and thereby encourages their highest levels of performance and interest.

         2. Scope and Duration.

                  a. Awards under the Plan may be granted in the following forms:

                           (1) incentive stock options ("incentive stock
                  options"), as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("non-qualified options"; the term "options" includes incentive stock options and non-qualified options);

                           (2) shares of Common Stock of the Corporation (the
                  "Common Stock") which are restricted as provided in paragraph
                  10. ("restricted shares"); or

                           (3) rights to acquire shares of Common Stock which
                  are restricted as provided in paragraph 10. ("units" or "restricted units").

         Options may be accompanied by stock appreciation rights ("rights").

                  b. The maximum aggregate number of shares of Common Stock as to which awards of options, restricted shares, units, or rights may be made from time to time under the Plan is 4,400,000 shares. Shares issued pursuant to this Plan may be in whole or in part, as the Board of Directors of the Corporation (the "Board of Directors") shall from time to time determine, authorized but unissued shares or issued shares reacquired by the Corporation. The maximum aggregate number of shares of Common Stock as to which awards of options, restricted shares, units, or rights may be made to any one individual during any calendar year shall be 100,000. If for any reason any shares as to which an option has been granted cease to be subject to purchase thereunder or any restricted shares or restricted units are forfeited to the Corporation, or to the extent that any awards under the Plan denominated in shares or units are paid or settled in cash or are surrendered upon the exercise of an option, then (unless the Plan shall have been terminated) such shares or units, and any shares surrendered to the Corporation upon such exercise, shall become available for subsequent awards under the Plan; provided, however, that shares surrendered by the Corporation upon the exercise of an incentive stock option and shares subject to an incentive stock option surrendered upon the exercise of a right shall not be available for subsequent award of additional stock options under the Plan.

                  c. No incentive stock option shall be granted hereunder after February 11, 2003.

          3.    Administration.

                  a. The Plan shall be administered by the Stock Option Committee or any successor thereto of the Board of Directors of the Corporation or by such other committee (the "Committee") as shall be determined by the Board of Directors. The Committee shall consist of not less than two members of the Board of Directors, each of whom shall qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under
         Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  b. The Committee shall have plenary authority in its sole discretion, subject to and not inconsistent with the express provisions of this Plan:

                           (1) to grant options, to determine the purchase price
                  of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option;

                           (2) to designate options as incentive stock options
                  or non-qualified options and to determine which options shall be accompanied by rights;

                           (3) to grant rights and to determine the purchase
                  price of the Common Stock covered by each right or related option, the term of each right or related option, the Employees and Eligible Directors (as such terms are defined below) to whom, and the time or times at which, rights or related options shall be granted and the number of shares to be covered by each right or related option;

                           (4) to grant restricted shares and restricted units
                  and to determine the term of the Restricted Period (as defined in paragraph 10.) and other conditions applicable to such shares or units, the Employees to whom, and the time or times at which, restricted shares or restricted units shall be granted and the number of shares or units to be covered by each grant;

                           (5) to interpret the Plan;

                           (6) to prescribe, amend and rescind rules and
                  regulations relating to the Plan;

                           (7) to determine the terms and provisions of the
                  option and rights agreements (which need not be identical) and the restricted share and restricted unit agreements (which need not be identical) entered into in connection with awards under the Plan;

         and to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  Without limiting the foregoing, the Committee shall have plenary authority in its sole discretion, subject to, and not inconsistent with, the express provisions of the Plan, to:

                           (1) select Participants (as defined below) for
                  participation in the Plan;

                           (2) determine the timing, price, and amount of any
                  grant or award under the Plan to any Participant; and

                           (3) either

                                    (a) determine the form in which payment of
                           any right granted or awarded under the Plan will be made (i.e., cash, securities, or any combination thereof), or

                                    (b) approve the election of the Participant
                           to receive cash in whole or in part in settlement of any right granted or awarded under the Plan.

                  As used in the Plan, the following terms shall have the following meanings: the term "Littelfuse Officer" shall mean an officer (other than an assistant officer) of the Corporation or any of its Subsidiaries and any other person who may be designated as any executive officer by the Board of Directors of the Corporation; the term "Participant" shall mean an Employee or Eligible Director; the term "Employee" shall mean a full-time, non-union, salaried employee of the Corporation or any of its Subsidiaries; the term "Eligible Director" shall mean any individual who is a member of the Board of Directors of the Corporation who is not then an Employee or a beneficial owner, either directly or indirectly, of more than ten percent (10%) of the Common Stock of the Corporation; and the term "Subsidiaries" shall mean all corporations in which the Corporation owns, directly or indirectly, more than fifty percent (50%) of the total voting power of all classes of stock.

                    c. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that the Committee may not delegate any duties to a member of the Board of Directors who, if elected to serve on the Committee, would not qualify as a "disinterested person" to administer the Plan as contemplated by Rule 16b-3, as amended, or other applicable rules under the Exchange Act. The Committee may employ attorneys, consultants, accountants, or other persons, and the Committee, the Corporation, its Subsidiaries, and their respective officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Corporation, its Subsidiaries, and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or awards made hereunder, and all members and agents of the Committee shall be fully protected by the Corporation in respect of any such action, determination, or interpretation.

          4.    Eligibility; Factors to Be Considered in Making Awards.

                    a. Persons eligible to participate in this Plan shall include all Employees of the Corporation and all Eligible Directors; provided, however, that Eligible Directors shall only be eligible to receive grants of options pursuant to subparagraph 4.e.

                    b. In determining the Employees to whom awards shall be granted and the number of shares or units to be covered by each award, the Committee shall take into account the nature of the Employee's duties, his or her present and potential contributions to the success of the Corporation or any of its Subsidiaries and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

                    c. Awards may be granted singly, in combination, or in tandem and may be made in combination or in tandem with or in replacement of, or as alternatives to, awards or grants under any other employee plan maintained by the Corporation or any of its Subsidiaries. An award made in the form of a unit or a right may provide, in the discretion of the Committee, for

                            (1) the crediting to the account of, or the current
                  payment to, each Employee who has such an award of an amount equal to the cash dividends and stock dividends paid by the Corporation upon one share of Common Stock for each restricted unit or share of Common Stock subject to a right included in such award ("Dividend Equivalents"), or

                            (2) the deemed reinvestment of such Dividend
                  Equivalents and stock dividends in shares of Common Stock, which deemed reinvestment shall be deemed to be made in accordance with the provisions of paragraph 10., and credited to the Employee's account ("Additional Deemed Shares").

         Such Additional Deemed Shares shall be subject to the same restrictions (including but not limited to provisions regarding forfeitures) applicable with respect to the unit or right with respect to which such credit is made. Dividend Equivalents not deemed reinvested as stock dividends shall not be subject to forfeiture, and may bear amounts equivalent to interest or cash dividends as the Committee may determine.

                    d. The Committee, in its sole discretion, may grant to an Employee who has been granted an award under the Plan or any other employee plan maintained by the Corporation or any of its Subsidiaries, or any successor thereto, in exchange for the surrender and cancellation of such award, a new award in the same or a different form and containing such terms, including, without limitation, a price which is different (either higher or lower) than any price provided in the award so surrendered and cancelled, as the Committee may deem appropriate.

                    e. Each Eligible Director shall be automatically granted a non-qualified option to purchase 2,000 shares of Common Stock, which option shall be granted on the effective date of the Plan (hereinafter referred to as the "Initial Eligible Director Stock Options").

         "Commencing in 1995, each Eligible Director shall be automatically granted a non-qualified option to purchase 2,200 shares of Common Stock, commencing in 1997, each Eligible Director shall be automatically granted a non-qualified option to purchase 2,500 shares of Common Stock, and commencing in 1998, each Eligible Director shall be automatically granted a non-qualified option to purchase 5,000 shares of Common Stock, which option shall be granted on the date of the first meeting of the Board of Directors of the Corporation following each annual meeting of the stockholders of the Corporation (hereinafter sometimes referred to as the "Annual Eligible Director Stock Options" and sometimes, together with the Initial Eligible Director Stock Options, as the "Eligible Director Stock Options")." The number of Annual Eligible Director Stock Options to be granted as of the date of any such meeting of the Board of Directors shall be proportionately adjusted to reflect any stock splits, stock dividends, recapitalizations or similar transactions causing an increase or decrease in the number of issued and outstanding shares of Common Stock which have occurred since the date of the most recent grant of Annual Eligible Director Stock Options. Any Eligible Director may waive his or her right to be granted Eligible Director Stock Options. In the event that the granting of any Annual Eligible Director Stock Options would cause the 4,400,000 share limitation contained in Section 2.b. hereof to be exceeded (after taking into account any waivers by Eligible Directors to accept some or all of the Annual Eligible Director Stock Options to which he or she would otherwise be entitled), the total number of Annual Eligible Director Stock Options then to be granted shall be reduced to a number which would cause said 4,400,000 share limitation not to be exceeded and the amount of non-qualified options to be granted to each Eligible Director who has not waived his or her right to receive Annual Eligible Director Stock Options shall be proportionately reduced. The purchase price for the Common Stock covered by each Eligible Director Stock Option shall be the fair market value (as defined below) of the Common Stock on the date the Eligible Director Stock Option is granted, payable at the time and in the manner provided in Section 5.b. below. Each Eligible Director Stock Option granted to an Eligible Director shall be exercisable as follows: with respect to twenty-percent (20%) of the Common Stock covered thereby during the ten (10) year period commencing one (1) year following the date of grant; with respect to an additional twenty percent (20%) of the Common Stock covered thereby during the ten (10) year period commencing two (2) years following the date of grant; with respect to an additional twenty percent (20%) of the Common Stock covered thereby during the ten (10) year period commencing three (3) years following the date of grant; with respect to an additional twenty percent (20%) of the Common Stock covered thereby during the ten (10) year period commencing four (4) years following the date of grant; and with respect to the remaining twenty percent (20%) of the Common Stock covered thereby during the ten (10) year period commencing five (5) years following the date of grant. The foregoing formula can only be amended to the extent permitted by Rule 16b-3, as amended, under the Exchange Act.

          5.    Option Price.

                    a. The purchase price of the Common Stock covered by each option awarded to an Employee shall be determined by the Committee; provided, however, that in the case of incentive stock options, the purchase price shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted. Fair market value shall mean,

                            (1) if the Common Stock is duly listed on a national
                  securities exchange or on The Nasdaq Stock Market("Nasdaq") ("Duly Listed"), the closing price of the Common Stock for the date on which the option is granted, or, if there are no sales on such date, on the next preceding day on which there were sales, or

                            (2) if the Common Stock is not Duly Listed, the fair
                  market value of the Common Stock for the date on which the option is granted, as determined by the Committee in good faith. Such price shall be subject to adjustment as provided in paragraph 13.

         The price so determined shall also be applicable in connection with the exercise of any related right.

                    b. The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check or other instrument acceptable to the Corporation, or, if permitted by the Committee, in shares of the Common Stock, valued at the closing price of the Common Stock as reported on either a national securities exchange or NASDAQ for the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales (or, if the Common Stock is not Duly Listed, the fair market value of the Common Stock on the date of exercise, as determined by the Committee in good faith), or, if permitted by the Committee and subject to such terms and conditions as it may determine, by surrender of outstanding awards under the Plan. In addition, the Participant shall pay any amount necessary to satisfy applicable federal, state, or local tax requirements promptly upon notification of the amount due. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the Participant, or a portion of the shares of Common Stock that otherwise would be distributed to such Participant upon exercise of the option, or a combination of cash and shares of such Common Stock.

          6. Term of Options. The term of each incentive stock option granted under the Plan shall be such period of time as the Committee shall determine, but not more than ten years from the date of grant, subject to earlier termination as provided in paragraphs 11. and 12. The term of each non-qualified option granted under the Plan to Employees shall be such period of time as the Committee shall determine, subject to earlier termination as provided in paragraphs 11. and 12.

          7.    Exercise of Options.

                    a. Each option shall become exercisable, in whole or in part, as the Committee shall determine; provided, however, that the Committee may also, in its discretion, accelerate the exercisability of any option in whole or in part at any time.

                    b. Subject to the provisions of the Plan and unless otherwise provided in the option agreement, an option granted under the Plan shall become exercisable in full at the earliest of the Participant's death, Eligible Retirement (as defined below), Total Disability, or a Change in Control (as defined in paragraph 12). For purposes of this Plan, the term "Eligible Retirement" shall mean (1) the date upon which an Employee, having attained an age of not less than sixty-two, terminates his employment with the Corporation and its Subsidiaries, provided that such Employee has been employed by the Corporation or any of its Subsidiaries or any corporation of which the Corporation or any of its Subsidiaries is the successor for a period of not less than five
         (5) years prior to such termination, or (2) the date upon which an Eligible Director, having attained the age of not less than sixty-two, terminates his service as a director of the Corporation.

                  c. An option may be exercised, at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable; provided, however, that an option may not be exercised at any one time as to less than 100 shares or less than the number of shares as to which the option is then exercisable, if that number is less than 100 shares.

                  d. Subject to the provisions of paragraphs 11. and 12., in the case of incentive stock options, no option may be exercised at any time unless the holder thereof is then an Employee.

                  e. Upon the exercise of an option or portion thereof in accordance with the Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a shareholder with respect to the shares issued as a result of such exercise.

          8.    Award and Exercise of Rights.

                  a. A right may be awarded by the Committee in connection with any option granted under the Plan, either at the time the option is granted or thereafter at any time prior to the exercise, termination or expiration of the option ("tandem right"), or separately ("freestanding right"). Each tandem right shall be subject to the same terms and conditions as the related option and shall be exercisable only to the extent the option is exercisable. No right shall be exercisable for cash by a Littelfuse Officer within six (6) months from the date the right is awarded (and then, as to a tandem right, only to the extent the related option is exercisable) or, if the exercise price of the right is not fixed on the date of the award, within six (6) months from the date when the exercise price is so fixed, and in any case only when the Littelfuse Officer's election to receive cash in full or partial satisfaction of the right, as well as the Littelfuse Officer's exercise of the right for cash, is made during a Quarterly Window Period (as defined below); provided, that a right may be exercised by a Littelfuse Officer for cash outside a Quarterly Window Period if the date of exercise is automatic or has been fixed in advance under the Plan and is outside the Littelfuse Officer's control. The term "Quarterly Window Period" shall mean the period beginning on the third business day following the date of release of each of the Corporation's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such release; and the date of any such release shall be deemed to be the date it either:

                           (1)      appears on a wire service,

                           (2)      appears on a financial news service,

                           (3)      appears in a newspaper of general
                                    circulation, or

                           (4) is otherwise made publicly available, for
                  example, by press releases to a wire service, financial news service, or newspapers or general circulation.

                    b. A right shall entitle the Employee upon exercise in accordance with its terms (subject, in the case of a tandem right, to the surrender unexercised of the related option or any portion or portions thereof which the Employee from time to time determines to surrender for this purpose) to receive, subject to the provisions of the Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to the product of

                           (1) the excess of

                                    (a) the fair market value on the exercise
                           date of one share of Common Stock over

                                    (b) the exercise price per share, in the
                           case of a tandem right, or the price per share specified in the terms of the right, in the case of a freestanding right, multiplied by

                           (2) the number of shares with respect to which the
                  right shall have been exercised.

         The payment may be made only in cash, subject to subparagraph 8.a. hereof.

                    c. The exercise price per share specified in a right shall be as determined by the Committee, provided that, in the case of a tandem right accompanying an incentive stock option, the exercise price shall be not less than fair market value of the Common Stock subject to such option on the date of grant.

                    d. If upon the exercise of a right the Employee is to receive a portion of the payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the fair market value of a share on the exercise date. The number of shares received may not exceed the number of shares covered by any option or portion thereof surrendered. Cash will be paid in lieu of any fractional share.

                    e. No payment will be required from an Employee upon exercise of a right, except that any amount necessary to satisfy applicable federal, state, or local tax requirements shall be withheld or paid promptly by the Employee upon notification of the amount due and prior to or concurrently with delivery of cash or a certificate representing shares. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the Employee, or a portion of the shares of Common Stock that otherwise would be distributed to such Employee upon exercise of the right, or a combination of cash and shares of such Common Stock.

                    f. The fair market value of a share shall mean the closing price of the Common Stock as reported on either a national securities exchange or NASDAQ for the date of exercise, or if there are no sales on such date, on the next preceding day on which there were sales; provided, however, that in the case of rights that relate to an incentive stock option, the Committee may prescribe, by rules of general application, such other measure of fair market value as the Committee may in its discretion determine but not in excess of the maximum amount that would be permissible under Section 422 of the Code without disqualifying such option under Section 422.

                    g. Upon exercise of a tandem right, the number of shares subject to exercise under the related option shall automatically be reduced by the number of shares represented by the option or portion thereof surrendered.

                    h. A right related to an incentive stock option may only be exercised if the fair market value of a share of Common Stock on the exercise date exceeds the option price.

         9. Non-Transferability of Options, Rights, and Units; Holding Periods for Littelfuse Officers and Eligible Directors.

                  a. Options, rights, and units granted under the Plan shall not be transferable by the grantee thereof otherwise than by will or the laws of descent and distribution; provided, however, that

                           (1) the designation of a beneficiary by a Participant
                  shall not constitute a transfer, and

                           (2) options and rights may be exercised during the
                  lifetime of the Participant only by the Participant or, unless such exercise would disqualify an option as an incentive stock option, by the Participant's guardian or legal representative.

                  b. Notwithstanding anything contained in the Plan to the contrary,

                           (1) any shares of Common Stock awarded hereunder to a
                  Littelfuse Officer may not be transferred or disposed of for at least six (6) months from the date of award thereof,

                           (2) any option, right, or unit awarded hereunder to a
                  Littelfuse Officer or Eligible Director, or the shares of Common Stock into which any such option, right or unit is exercised or converted, may not be transferred or disposed of for at least six (6) months following the date of acquisition by the Littelfuse Officer or Eligible Director of such option, right, or unit, and

                           (3) the Committee shall take no action whose effect
                  would cause a Littelfuse Officer or Eligible Director to be in violation of clause (1) or (2) above.

                  c. Notwithstanding the foregoing and anything else contained in the Plan to the contrary, up to 25% of the number of non-qualified options (said percentage to be calculated using as the nominator the sum of the amount of outstanding and unexercised non-qualified options proposed to be transferred plus the number of non-qualified options previously transferred by said Participant within the previous four years and using as the denominator the aggregate number of non-qualified options granted to said Participant within the previous four years) may be transferred (but only on a gift basis) by a Participant to an immediate family member of the Participant or a trust which has as beneficiaries at the time of transfer only the Participant and/or immediate family members of the Participant. As used herein, the term "immediate family members" shall mean the spouse of the Participant, children of the Participant and their spouses, grandchildren of the Participant and their spouses and great-grandchildren of the Participant and their spouses (hereinafter referred to as a "Permitted Transferee"). All transferred non-qualified options shall remain subject to all of the provisions of the Plan and any agreement between the Participant and the Corporation pertaining thereto, including, without limitation, all vesting, termination and forfeiture provisions, and the rights and obligations of a transferee with respect to a non-qualified option transferred thereto shall be determined pursuant to the provisions of the Plan and any such agreement as if the Participant remained the holder thereof. In no event shall any transferee of a transferred non-qualified option be entitled to transfer such non-qualified option except pursuant to the laws of descent and distribution. Any transfer of non-qualified options made pursuant to this subsection (c) must be made pursuant to legal documentation provided by the Corporation, which legal documentation may contain such terms and conditions as the Corporation, in its discretion, deems appropriate, and shall be subject to verification by the Corporation or its legal counsel that the proposed transferee is a Permitted Transferee. Notwithstanding the foregoing, the Committee, in its absolute discretion, may restrict or deny the transfer of non-qualified options with respect to one or more Participants. The provisions of this subsection (c) shall be deemed to override and control over any provisions in any Non-Qualified Stock Option Agreement between the Corporation and a Participant which is dated before January 1, 1998, to the extent such provisions would not allow a transfer of non-qualified options pursuant to the provisions of this subsection
         (c).

         10.    Award and Delivery of Restricted Shares or Restricted Units.

                    a. At the time an award of restricted shares or restricted units is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such award. Each award of restricted shares or restricted units may have a different Restricted Period. The Committee may, in its sole discretion, at the time an award is made, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the satisfaction of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the restricted shares or restricted units. Subject to paragraph 9., the Committee may also, in its sole discretion shorten, or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares or restricted units. Notwithstanding the foregoing but subject to paragraph 9., all restrictions shall lapse or terminate with respect to all restricted shares or restricted units upon the earliest to occur of an Employee's Eligible Retirement, a Change in Control, death, or Total Disability.

                    b. (1) Unless such shares are issued as uncertificated shares pursuant to subparagraph 10.b.(2)(a) below, a stock certificate representing the number of restricted shares granted to an Employee shall be registered in the Employee's name but shall be held in custody by the Corporation or an agent therefor for the Employee's account. The Employee shall generally have the rights and privileges of a shareholder as to such restricted shares, including the right to vote such restricted shares, except that, subject to the provisions of paragraphs 11. and 12., the following restrictions shall apply:

                           (a) the Employee shall not be entitled to delivery of
                  the certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee;

                           (b) none of the restricted shares may be sold,
                  transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Committee; and

                           (c) all of the restricted shares shall be forfeited
                  and all rights of the Employee to such restricted shares shall terminate without further obligation on the part of the Corporation unless the Employee has remained an Employee until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares. At the discretion of the Committee,

                                     (i) cash and stock dividends with respect
                           to the restricted shares may be either currently paid or withheld by the Corporation for the Employee's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee, or

                                    (ii) the Committee may require that all cash
                           dividends be applied to the purchase of additional shares of Common Stock, and such purchased shares, together with any stock dividends related to such restricted shares (such purchased shares and stock dividends are hereafter referred to as "Additional Restricted Shares") shall be treated as Additional Shares, subject to forfeiture on the same terms and conditions as the original grant of the restricted shares to the Employee.

                  (2) The purchase of any such Additional Restricted Shares shall be made either

                            (a) through a dividend reinvestment plan that may be
                  established by the Corporation which satisfies the requirements of Rule 16b-2 under the Exchange Act, in which event the price of such shares so purchased through the reinvestment of dividends shall be as determined in accordance with the provisions of that plan and no stock certificate representing such Additional Restricted Shares shall be in the Employee's name, or

                            (b) in accordance with such alternative procedure as
                  is determined by the Committee in which event the price of such purchased shares shall be

                                     (i) if the Common Stock is Duly Listed, the
                           closing price of the Common Stock as reported on either a national securities exchange or NASDAQ for the date on which such purchase is made, or if there were no sales on such date, the next preceding day on which there were sales, or

                                    (ii) if the Common Stock is not Duly Listed,
                           the fair market value of the Common Stock for the date on which such purchase is made, as determined by the Committee in good faith. In the event that the

                           Committee shall not require reinvestment, cash, or stock dividends so withheld by the Committee shall not be subject to forfeiture. Upon the forfeiture of any restricted shares (including any Additional Restricted Shares), such forfeited shares shall be transferred to the Corporation without further action by the Employee. The Employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to paragraph 13.

                    c. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in paragraphs 11. and 12., the restrictions applicable to the restricted shares (including Additional Restricted Shares) shall lapse and a stock certificate for the number of restricted shares (including any Additional Restricted Shares) with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Employee or the Employee's beneficiary or estate, as the case may be. The Corporation shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Employee or the Employee's beneficiary or estate, as the case may be. No payment will be required from the Employee upon the issuance or delivery of any restricted shares, except that any amount necessary to satisfy applicable federal, state, or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the Employee, or a portion of the shares of Common Stock that otherwise would be distributed to such Employee upon the lapse of the restrictions applicable to the restricted shares, or a combination of cash and shares of such Common Stock.

                    d. In the case of an award of restricted units, no shares of Common Stock shall be issued at the time the award is made, and the Corporation shall not be required to set aside a fund for the payment of any such award.

                    e. (1) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided in paragraphs 11. and 12., the Corporation shall deliver to the Employee or the Employee's beneficiary or estate, as the case may be, one share of Common Stock for each restricted unit with respect to which the restrictions have lapsed ("vested unit").

                   (2) In addition, if the Committee has not required the deemed reinvestment of such Dividend Equivalents pursuant to paragraph 4., at such time the Corporation shall deliver to the Employee cash equal to any Dividend Equivalents or stock dividends credited with respect to each such vested unit and, to the extent determined by the Committee, the interest thereupon. However, if the Committee has required such deemed reinvestment in connection with such restricted unit, in addition to the stock represented by such vested unit, the Corporation shall deliver the number of Additional Deemed Shares credited to the Employee with respect to such vested unit.

                   (3) Notwithstanding the foregoing, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common

         Stock for the vested units and related Additional Deemed Shares. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment shall be equal to

                            (a) if the Common Stock is Duly Listed, the closing
                  price of the Common Stock as reported on either a national securities exchange or NASDAQ for the date on which the Restricted Period lapsed with respect to such vested unit and related Additional Deemed Shares (the "Lapse Date") or, if there are no sales on such date, on the next preceding day on which there were sales, or

                            (b) if the Common Stock is not Duly Listed, the fair
                  market value of the Common Stock for the Lapse Date, as determined by the Committee in good faith.

                    f. No payment will be required from the Employee upon the award of any restricted units, the crediting or payment of any Dividend Equivalents or Additional Deemed Shares, or the delivery of Common Stock or the payment of cash in respect of vested units, except that any amount necessary to satisfy applicable federal, state, or local tax requirements shall be withheld or paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the Employee, or a portion of the shares of Common Stock that otherwise would be distributed to such Employee in respect of vested units and Additional Deemed Shares, or a combination of cash and shares of such Common Stock.

                    g. In addition, the Committee shall have the right, in its absolute discretion, upon the vesting of any restricted shares (including Additional Restricted Shares) and restricted units (including Additional Deemed Shares) to award cash compensation to the Employee for the purpose of aiding the Employee in the payment of any and all federal, state, and local income taxes payable as a result of such vesting, if the performance of the Corporation during the Restricted Period meets such criteria as then or theretofore determined by the Committee.

         11. Termination of Employment or Service. In the event that the employment of an Employee or the service as a director of an Eligible Director to whom an option or right has been granted under the Plan shall be terminated for any reason other than as set forth in paragraph 12., such option or right may, subject to the provisions of the Plan, be exercised (but only to the extent that the Employee or an Eligible Director was entitled to do so at the termination of his employment or service as a director, as the case may be) at any time within three (3) months after such termination, but in no case later than the date on which the option or right terminates.

         Unless otherwise determined by the Committee, if an Employee to whom restricted shares or restricted units have been granted ceases to be an Employee, for any reason other than as set forth in paragraph 12., prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the Employee shall immediately forfeit all restricted shares and restricted units, including all Additional Restricted Shares or Additional Deemed Shares related thereto.

         Any option, right, restricted share or restricted unit agreement, or any rules and regulations relating to the Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the Plan or in any award granted pursuant to the Plan shall confer upon any Participant any right to continue in the employ or service of the Corporation or any of its Subsidiaries or interfere in any way with the right of the Corporation or its Subsidiaries to terminate such employment or service at any time.

        11A. Non-competition Forfeiture Provisions. Notwithstanding anything else to the contrary contained in the Plan, in the event that an Employee shall accept employment with, or become employed by, a Competitor (as such term is hereinafter defined) as an officer, employee, consultant, agent, representative or otherwise: (i) all unexercised Section 11A Options (as such term is hereinafter defined) then held by such Employee shall be deemed to be cancelled and forfeited and such Employee shall not have any further rights whatsoever with respect thereto; and (ii) the Employee shall immediately pay to the Corporation an amount equal to the product of (x) the aggregate number of shares of Common Stock respecting which such Employee exercised Section 11A Options at any time during the 180 days preceding the earlier of the date such Employee accepted or commenced employment with a Competitor and (y) the aggregate differences between the exercise prices of any such Section 11A Options and the respective fair market values (as such term is defined in Section 5(a) hereof) of the Common Stock on the respective dates of exercise of such Section 11A Options (the "Forfeited Options Gain"). As used herein, the term "Section 11A Options" shall mean options which are granted or awarded hereunder on or after April 28, 2000. As used herein, the term "Competitor" shall mean any person or entity, or any affiliate thereof, which manufactures, distributes or sells circuit protection products in competition with the Corporation or any of its Subsidiaries. The Corporation may require an Employee, as a condition to his or her exercise of a Section 11A Option, to acknowledge in writing at the time of any such exercise that he or she has not accepted employment with, or is not employed by, a Competitor. In the event that an Employee shall fail to immediately pay to the Corporation the Forfeited Options Gain, the Employee shall be liable to the Corporation for all costs, expenses and attorneys' fees incurred by the Corporation in connection with collecting the Forfeited Options Gain from the Employee, plus interest at a per annum rate equal to the lower of 12% or the highest rate permitted by applicable law.

         12. Eligible Retirement, Death, or Total Disability of Employee or Eligible Director, Change in Control. If any Employee or Eligible Director to whom an option, right, restricted share, or restricted unit has been granted under the Plan shall die or suffer a Total Disability while employed by the Corporation or in the service of the Corporation as a director, if any Employee terminates his employment or any Eligible Director terminates his service as a director pursuant to an Eligible Retirement, or if a Change in Control should occur, such option or right may be exercised as set forth herein, or such restricted shares or restricted unit shall be deemed to be vested, whether or not the Participant was otherwise entitled at such time to exercise such option or right, or be treated as vested in such share or unit. Subject to the restrictions otherwise set forth in the Plan, such option or right shall be exercisable by the Participant, a legatee or legatees of the Participant under the Participant's last will, or by the Participant's personal representatives or distributees, whichever is applicable, at the earlier of

                  a. the date on which the option or right terminates in accordance with the term of grant, or

                  b. any time prior to the expiration of three (3) months after the date of such Participant's Eligible Retirement, his termination due to total disability, or the occurrence of a Change in Control, or, if applicable, within one year of such Participant's death.

For purposes of this paragraph 12., "Total Disability" is defined as the permanent inability of a Participant, as a result of accident or sickness, to perform any and every duty pertaining to such Participant's occupation or employment for which the Participant is suited by reason of the Participant's previous training, education, and experience.

         A "Change in Control" shall be deemed to have occurred upon

                  a. a business combination, including a merger or consolidation, of the Corporation and the shareholders of the Corporation prior to the combination do not continue to own, directly or indirectly, more than fifty-one percent (51%) of the equity of the combined entity;

                  b. a sale, transfer, or other disposition in one or more transactions (other than in transactions in the ordinary course of business or in the nature of a financing) of the assets or earning power aggregating more than forty-five percent (45%) of the assets or operating revenues of the Corporation to any person or affiliated or associated group of persons (as defined by Rule 12b-2 of the Exchange Act in effect as of the date hereof);

                  c. the liquidation of the Corporation;

                  d. one or more transactions which result in the acquisition by any person or associated group of persons (other than the Corporation, any employee benefit plan whose beneficiaries are Employees of the Corporation or any of its Subsidiaries, or TCW Special Credits or any of its affiliates) of the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act, in effect as of the date hereof) of forty percent (40%) or more of the Common Stock of the Corporation, securities representing forty percent (40%) or more of the combined voting power of the voting securities of the Corporation which affiliated persons owned less than forty percent (40%) prior to such transaction or transactions; or

                  e. the election or appointment, within a twelve (12) month period, of any person or affiliated or associated group, or its or their nominees, to the Board of Directors of the Corporation, such that such persons or nominees, when elected or appointed, constitute a majority of the Board of Directors of the Corporation and whose appointment or election was not approved by a majority of those persons who were directors at the beginning of such period or whose election or appointment was made at the request of an Acquiring Person.

         An "Acquiring Person" is any person who, or which, together with all affiliates or associates of such person, is the beneficial owner of twenty percent (20%) or more of the Common Stock of the Corporation then outstanding, except that an Acquiring Person does not include the Corporation or any employee benefit plan of the Corporation or any of its Subsidiaries or any person holding Common Stock of the Corporation for or pursuant to such plan. For the purpose of determining who is an Acquiring Person, the percentage of the outstanding shares of the Common Stock of which a person is a beneficial owner shall be calculated in accordance with Rule 13d-e of the Exchange Act.

         13. Adjustments Upon Changes in Capitalization, etc. Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding options, restricted shares, or restricted units as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, liquidations, and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, rights, and restricted units including in the Committee's discretion revision of outstanding options, rights, and restricted units so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. No adjustment shall be made in the minimum number of shares with respect to which an option may be exercised at any time. Any fractional shares resulting from such adjustments to options, rights, limited rights, or restricted units shall be eliminated.

         14. Effective Date. The Plan as theretofore amended shall become effective as of February 12, 1993, provided that the Plan shall be approved by the Corporation's stockholders on or before February 11, 1994. The Committee may, in its discretion, grant awards under the Plan, the grant, exercise, or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise, or payment,

                  a. the shares of Common Stock covered by such awards shall be Duly Listed, upon official notice of issuance, and

                  b. if the Corporation deems it necessary or desirable, a Registration Statement under the Securities Act of 1933 with respect to such shares shall be effective.

         15. Termination and Amendment. The Board of Directors of the Corporation may suspend, terminate, modify, or amend the Plan, provided that if any such amendment requires shareholder approval to meet the requirement of the then applicable rules under Section 16(b) of the Exchange Act, such amendment shall be subject to the approval of the Corporation's stockholders. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification, or amendment of the Plan may, without the consent of the Employee or Eligible Director to whom an award shall theretofore have been granted, adversely affect the rights of such Employee or Eligible Director under such award.

         16. Written Agreements. Each award of options, rights, restricted shares, or restricted units shall be evidenced by a written agreement, executed by the Participant and the Corporation, which shall contain such restrictions, terms and conditions as the Committee may require.

         17. Effect on Other Stock Plans. The adoption of the Plan shall have no effect on awards made, or to be made, pursuant to other stock plans covering Employees or Eligible Directors of the Corporation or any successors thereto.

         18. Governing Law. The Plan and the rights and obligations of the Corporation and the Employees hereunder, and any options, rights, restricted shares or restricted units awarded or granted pursuant to the Plan, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or any options, rights, restricted shares or restricted units awarded or granted pursuant to the Plan to the statutory or common law of another jurisdiction.

                                    Exhibit B

Littelfuse Deferred Compensation Plan for Non-Employee Directors (the "Non-employee Directors Plan")

The text of the Non-employee Directors Plan as amended if approved by the Stockholders of the company is as set forth below:



                      LITTELFUSE DEFERRED COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


                                    ARTICLE I

                               PURPOSE OF THE PLAN

         The purpose of the Littelfuse Deferred Compensation Plan for Non-employee Directors (the "Plan") is to promote the ownership by non-employee directors of Littelfuse, Inc., a Delaware corporation (the "Company"), of shares of common stock, $.01 par value, of the Company (the "Company Common Stock"), by allowing them to elect to receive shares of the Company Common Stock in lieu of their receiving some or all of the cash compensation which they would otherwise be entitled to receive as payment for their services as directors of the Company. The Company believes that ownership of the Company Common Stock by its non-employee directors aligns the interests of such non-employee directors more closely with the interests of the stockholders of the Company and that the Plan will also assist the Company in attracting and retaining highly qualified persons to serve as non-employee directors of the Company.


                                   ARTICLE II

                         ELECTIONS BY ELIGIBLE DIRECTORS


                                   ARTICLE II

                         ELECTIONS BY ELIGIBLE DIRECTORS

         Section 2.1. Eligibility. Any person who is serving as a director of the Company and who is not an employee of the Company or any of its subsidiaries shall be eligible to participate under the Plan (hereinafter referred to individually as an "Eligible Director" and collectively as the "Eligible Directors").

         Section 2.2. Compensation. As used herein, the term "Compensation" shall mean any and all fees and retainers payable in cash to an Eligible Director by the Company for his or her services as a director, including, without limitation, his or her annual retainer and meeting fees. A Director shall be deemed to have earned one-fourth of his or her annual retainer fee on the date of each of the four regularly scheduled Board of Directors meetings, whether or not he or she attends such meeting.

         Section 2.3. Compensation Deferral for 1995. Not later than June 30, 1995, an Eligible Director may, by filing a written election with the Secretary of the Company, direct the Company (a) to defer some or all of his or her Compensation for 1995 which has not theretofore been earned by such Eligible Director in such amount or percentage as specified by such Eligible Director and
(b) to credit the amount of such deferral to an account maintained on the books of the Company for such Eligible Director (the "Deferred Compensation Account"), such credit to be made as of the date that such Compensation is deemed to have been earned by such Eligible Director.

         Section 2.4. Compensation Deferral for 1996. Not later than June 30, 1995, an Eligible Director may, by filing a written election with the Secretary of the Company, direct the Company (a) to defer some or all of his or her Compensation for 1996 in such amount or percentage as specified by such Eligible Director and (b) to credit the amount of such deferral to such Eligible Director's Deferred Compensation Account, such credit to be made as of the date that such Compensation is deemed to have been earned by such Eligible Director.

         Section 2.5. Compensation Deferral for 1997 and Later Years. An Eligible Director may, by filing a written election with the Secretary of the Company from time to time, direct the Company (a) to defer some or all of his or her Compensation which is payable to him or her on or after January 1, 1997, in such amount or percentage as specified by such Eligible Director and (b) to credit the amount of such deferral to such Eligible Director's Deferred Compensation Account, such credit to be made as of the date that such Compensation is deemed to have been earned by such Eligible Director; provided, however, that no such elections shall be permitted or made after December 31, 2004, which will cause the Plan to fail to meet, or be deemed to be operated not in accordance with, the requirements of Section 409A(a)(4)of the Internal Revenue Code of 1986, as amended (the "Code").

         Section 2.6. Interest. The Company shall credit the Deferred Compensation Account for each Eligible Director with interest at the rate of eight percent (8%) per annum on the balance of the Deferred Compensation Account from time to time, such credit to be made on a monthly basis.

         Section 2.7. Elections. Once an election by an Eligible Director to defer some or all of his or her Compensation becomes effective pursuant to this Article, such election shall remain in effect until written notice terminating or amending said election is delivered by said Eligible Director to the Secretary of the Company; provided, however, that no such elections shall be permitted or made after December 31, 2004, which will cause the Plan to fail to meet, or be deemed to be operated not in accordance with, the requirements of
Section 409A(a)(4)of the Internal Revenue Code of 1986, as amended (the "Code").

         Section 2.8. Maximum Number of Shares. The maximum number of shares of Company Common Stock which may be issued pursuant to the Plan shall be 160,000 shares.


                                   ARTICLE III

                   ESTABLISHMENT OF AND CONTRIBUTIONS TO TRUST

         Section 3.1. Establishment of Trust. The Company shall establish a trust (the "Trust") with an independent third party trustee approved by the Board of Directors of the Company (the

"Trustee") pursuant to a trust agreement approved by the Board of Directors of the Company (the "Trust Agreement") for the purpose of holding shares of the Company Common Stock for the benefit of the Eligible Directors.

         Section 3.2. Establishment of Trust Accounts. The Trustee shall establish a separate account under the Trust (a "Trust Account" and, collectively with all other Trust Accounts, the "Trust Fund") for any Eligible Director who elects to defer Compensation pursuant to the Plan.

         Section 3.3. Contribution of Shares to Trust Accounts. Commencing on May 16, 2005, and continuing on each business day which is closest to each subsequent August 15, November 15, February 15 and May 15 during the term of the Plan, the Company shall issue in the name of the Trustee and deliver to the Trustee stock certificates representing that number of shares of Company Common Stock which is equal to the balance of the Eligible Director's Deferred Compensation Account on the Valuation Date divided by the Current Market Price; provided, however, that no fractional shares shall be issued. The Company shall reduce such Eligible Director's Deferred Compensation Account by the amount thereof which was used to purchase said shares of Company Common Stock and the Trustee shall credit the Trust Account of such Eligible Director with such number of shares of Company Common Stock. As used herein, the term "Valuation Date" with respect to each such issuance of shares shall mean the date the Company issues said shares and the term "Current Market Price" with respect to each such issuance of shares shall mean the average of the closing prices for shares of the Company Common Stock on The Nasdaq Stock Market on the five days immediately preceding the Valuation Date upon which shares of the Company Common Stock were traded on The Nasdaq Stock Market.

         Section 3.4. Dividends and Distributions. All dividends payable in cash with respect to any shares of Company Common Stock held in the Trust for the benefit of an Eligible Director which are received by the Trustee shall be reinvested by the Trustee in shares of Company Common Stock, either pursuant to purchases from the Company or from third parties, credited to the Trust Account of such Eligible Director and held by the Trustee for the benefit of such Eligible Director and distributed to such Eligible Director pursuant to Article IV hereof. All non-cash dividends or other distributions with respect to any shares of Company Common Stock held in the Trust for the benefit of an Eligible Director which are received by the Trustee, or any shares of stock or other securities of another entity into which such shares of Company Common Stock shall be converted or exchanged pursuant to a merger, consolidation, exchange offer or other transaction which are received by the Trustee, shall be credited to such Eligible Director's Trust Account and held by the Trustee for the benefit of such Eligible Director and distributed to such Eligible Director pursuant to Article IV hereof.

         Section 3.5. Voting of Shares. All shares of Company Common Stock or other voting securities credited to an Eligible Director's Trust Account shall be voted by and in the discretion of the Trustee.

         Section 3.6. Trustee's Fees. All fees and expenses of the Trustee under the Trust Agreement shall be paid by the Company.

         Section 3.7. Vesting. Except as otherwise provided in Article V hereof, the interests of the Eligible Directors in their respective Deferred Compensation Accounts and Trust Accounts shall at all times be fully vested and non-forfeitable.

                                   ARTICLE IV

                            DISTRIBUTION OF ACCOUNTS

         Section 4.1. Time of Distributions. Distributions of any amounts or assets credited to an Eligible Director's Deferred Compensation Account and Trust Account shall commence or be made in the manner described in Section 4.2 hereof within ten (10) days after the date of the Eligible Director' termination of service as a director of the Company on account of resignation, removal, replacement, retirement, death or otherwise; provided, however, that such Eligible Director must abstain from voting on or with respect to, and may not otherwise participate in, any such determination and, provided further, that no distribution shall be permitted or made if such distribution would cause the Plan to fail to meet, or be deemed to be operated not in accordance with, the requirements of Section 409(A)(a)(2) of the Code.

         Section 4.2. Method of Distribution. At the time of an Eligible Director's initial election described in Article II, the Eligible Director making such election shall specify in a written notice delivered to the Secretary of the Company whether the amounts and assets credited to his or her Deferred Compensation Account and Trust Account shall be distributed to him or her (or his or her beneficiary) in a single lump sum distribution at the time described in Section 4.1, or in not more than ten equal annual installments commencing at such time. If an Eligible Director shall fail to make such an election, he or she shall be deemed to have elected a lump sum distribution. The Eligible Director may change such distribution election from time to time by delivering written notice to the Secretary of the Company. Notwithstanding the foregoing, the only elections permitted under this Section 4.2 are those elections which will not cause the Plan to fail to meet, or be deemed not to be operated in accordance with, the requirements of Section 409(A)(a)(4) of the Code. Any amounts or assets credited to an Eligible Director's Deferred Compensation Account and Trust Account shall be distributed or commence to be distributed to such Eligible Director or his or her beneficiary at the time described in Section 4.1 in the manner so specified. If the Company is not Insolvent (as hereinafter defined) at the time of any distribution, the distributions shall be made from the Eligible Director's Deferred Compensation Account and Trust Account (as applicable) and charged to the Eligible Director's Deferred Compensation Account and Trust Account (as applicable).

         Section 4.3. Designation of Beneficiary. Each Eligible Director participating in the Plan shall designate a beneficiary or beneficiaries to whom distributions shall be made pursuant to Section 4.2 in the event of the death of the Director before his or her entire Deferred Compensation Account and Trust Account is distributed. If there is no designated beneficiary, or no designated beneficiary surviving at an Eligible Director's death, the Eligible Director's beneficiary shall be his or her estate. Beneficiary designations shall be made in writing. An Eligible Director may designate a new beneficiary or beneficiaries at any time by filing a new election with the Secretary of the Company.

         Section 4.4. Taxes. In the event any taxes are required by law to be withheld or paid from any distributions made pursuant to the Plan, the Company or Trustee (as applicable) shall deduct the amount of such taxes from such distributions and shall transmit the withheld amounts to the appropriate taxing authority or obtain payment from the appropriate Eligible Director of the amount of any such taxes prior to any such distributions.

                                    ARTICLE V

                            CREDITORS AND INSOLVENCY

         Section 5.1. Claims of the Company's Creditors. All balances in the Deferred Compensation Accounts and assets held in the Trust Accounts pursuant to the Plan, and any issuances of shares of Company Common Stock to be made by the Company and any distribution to be made by the Trustee pursuant to the Plan and Trust Agreement, shall be subject to the claims of the general creditors of the Company, including judgment creditors and bankruptcy creditors. The rights of an Eligible Director or his or her beneficiaries to any assets of the Company or the Trust Fund shall be no greater than the rights of an unsecured creditor of the Company.

         Section 5.2. Notification of Insolvency. In the event the Company becomes Insolvent, the Board of Directors of the Company or the President of the Company shall promptly notify the Trustee of that fact. In the event the Company becomes Insolvent, the Company shall not issue any further shares of Company Common Stock under the Plan. The Trustee shall not make any further distributions from the Trust Fund to any Eligible Director or any beneficiary under the Plan after such notification that the Company is Insolvent is received or at any time after the Trustee has knowledge that the Company is Insolvent. Under any such circumstance, the Trustee shall deliver any property held in the Trust Fund only as a court of competent jurisdiction may direct to satisfy the claims of the Company's creditors or otherwise. For purposes of this Plan, the Company shall be deemed to be "Insolvent" if the Company is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, as amended, or is unable to pay its debts as they become due.


                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1. Funding. Neither any Eligible Director, nor his or her beneficiaries, nor his or her heirs, successors or assigns, shall have any secured interest in or claim on any property or assets of the Company or the Trust under or pursuant to the Plan or otherwise. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to credit certain amounts to the Deferred Compensation Accounts and to issue and deliver shares of the Company Common Stock to the Trustee for the benefit of the Eligible Directors. The Company shall fund the Trust in accordance with the terms of the Plan, but all assets contained therein shall be and remain subject to the claims of the Company's general creditors as provided in Article V hereof.

         Section 6.2. Term of Plan. The Board of Directors of the Company reserves the right to amend the Plan or Trust Agreement or terminate the Plan or Trust at any time; provided, however, that no amendment or termination shall affect the rights of Eligible Directors to amounts or assets previously credited to their Deferred Compensation Accounts or Trust Accounts and, provided further, that the Plan may not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act, as amended, or the rules thereunder, if such amendment would cause the Plan not to be in compliance with Rule 16b-3 under the Securities Exchange Act of 1934. Notwithstanding the foregoing, the Trust shall remain in effect until such time as the entire corpus of the Trust Fund has been distributed pursuant to the terms of the Trust Agreement, and the Plan shall remain in effect until such time as all amounts credited to Eligible Directors' Deferred Compensation Accounts are distributed pursuant to Article IV hereof.

         Section 6.3. Assignment. No right or interest of any Eligible Director or his or her beneficiary (or any person claiming through or under such Eligible Director or his or her beneficiary) in any benefit or payment under the Plan or the Trust shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of such Eligible Director.

         Section 6.4. Tax Effect. This Plan is intended to be treated as an unfunded deferred compensation plan under the Internal Revenue Code of 1986, as amended. It is the intention of the Company that the amounts of Compensation which an Eligible Director elects to have deferred pursuant to the Plan shall not be included in the gross income of such Eligible Director or his or her beneficiaries until such time as the amounts or assets credited to such Eligible Director's Deferred Compensation Account and Trust Account are distributed to the Eligible Director or his or her beneficiary under the Plan. If at any time it is determined by the Company that amounts attributable to the Eligible Directors' Deferred Compensation Accounts or Trust Accounts are includible in the gross income of the Eligible Directors or their beneficiaries before distribution pursuant to Article IV hereof, all amounts and assets credited to the Eligible Directors' Deferred Compensation Accounts and Trust Accounts shall be immediately distributed to the respective Eligible Directors or, in the case of deceased Eligible Directors, their beneficiaries. Distributions described in the preceding sentence shall only be made from the Deferred Compensation Accounts or from the Trust if the Company is not Insolvent at the time for such distribution.

         Section 6.5. Compliance with Rule 16b-3. It is the intent of the Company that the Plan comply in all respects with applicable provisions of Rule 16b-3 under the Securities Exchange Act of 1934. Accordingly, if any provision of the Plan does not comply with the requirements of said Rule 16b-3 as then applicable to any such Eligible Director, or would cause any Eligible Director to no longer be deemed a "disinterested person" within the meaning of said Rule 16b-3, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such Eligible Director. In addition, the Board of Directors of the Company shall have no authority to make any amendment, alteration, suspension, discontinuation or termination of the Plan or take other action if and to the extent such authority would cause an Eligible Director's transactions under the Plan not to be exempt or any Eligible Director no longer to be deemed a "disinterested person," under said Rule 16b-3.

         Section 6.6. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Illinois.

         Section 6.7. Successors. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns.

         Section 6.8. Effective Date of Plan. The Plan shall be effective as of March 17, 1995, subject to approval by the stockholders of the Company. Any Compensation deferral elections, credits to Deferred Compensation Accounts or contributions to the Trust made prior to such stockholder approval shall be contingent on such approval, and if such approval is not obtained prior to June 1, 1995, all Compensation deferral elections shall be deemed to be cancelled and all amounts or assets credited to the Deferred Compensation Accounts and the Trust Accounts shall be distributed to the Eligible Directors or their beneficiaries. Distributions described in the preceding sentence shall only be made if the Company is not Insolvent at the time for such distribution.

         Section 6.9. No Right to Continued Service. Nothing contained herein shall be construed to confer upon any Eligible Director the right to continue to serve as a Director of the Company or in any other capacity.

        Section 6.10. Compliance with Section 409(A). Effective January 1, 2005, the Plan shall be amended as follows:

                   (i) Distributions. Notwithstanding anything to the contrary contained in the Plan, no distributions shall be permitted or made under the Plan which would cause the Plan not to meet, or be deemed to be operated not in accordance with, the requirements of Section 409A(a)(2) of the Code.

                  (ii) Acceleration of Benefits. Notwithstanding anything to the contrary contained in the Plan, the acceleration of the time or schedule of any payment or distribution under the Plan which would cause the Plan not to meet, or be deemed to be operated not in accordance with, the requirements of Section 409(A)(a)(2) of the Code is prohibited, except as provided in regulations promulgated from time to time by the Secretary of the Treasury.

                 (iii) Elections. Notwithstanding anything to the contrary contained in the Plan, no elections shall be permitted or made under the Plan which will cause the Plan to fail to meet, or be deemed to be operated not in accordance with, the requirements of Section 409A(a)(4) of the Code.

The provisions of this Section 6.10 shall not apply to amounts deferred before January 1, 2005, except to the extent necessary to prevent the Plan from (i) failing to meet the requirements of Section 409A(a)(2), (3) and (4) of the Code or (ii) not being operated in accordance with such requirements.

                                LITTELFUSE, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    O



                                                FOR  WITHHELD  FOR ALL
1. Election of seven nominees to the Board of   ALL    ALL     EXCEPT   3. Approval of an amendment to the     FOR  AGAINST  ABSTAIN
   Directors to serve terms of one year or                                 1993 Stock Plan for Employees
   until their successors are elected.            O      O        O        and Directors of Littelfuse, Inc.    O      O        O
                                                                           (the "1993 Stock Plan") which would
   Howard B. Witt, John P. Driscoll, Anthony                               increase the maximum aggregate
   Grillo, Gordon Hunter, Bruce A. Karsh,                                  number of shares of Common Stock as
   John E. Major and Ronald L. Schubel                                     to which awards of options,
(INSTRUCTION: To withhold authority to                                     restricted shares, units or rights
vote for any individual nominee, strike                                    may be made from time to time
a line through that nominee's name)            FOR     AGAINST  ABSTAIN    thereunder from 3,400,000 to
                                                                           4,400,000 shares.
2. Approval and ratification of the             O         O        O
   Directors'appointment of Ernst & Young                                4. Approval of amendments             FOR  AGAINST  ABSTAIN
   LLP as the Company's independent auditors                                to the Littelfuse Deferred
   for the fiscal year ending December 31, 2005.                            Compensation Plan for               O      O        O
                                                                            Non-employee Directors
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.           (the "Non-employee
                                                                            Directors Plan") which
                                                                            would (i) increase the maximum
                                                                            aggregate number of shares of Common
                                                                            Stock which may be issued under the
                                                                            Non-employee Directors Plan from
                                                                            60,000 to 160,000 shares, (ii)
                                                                            provide that such shares shall be
                                                                            issued quarterly, and (iii) revise
                                                                            the Non-employee Directors Plan to
                                                                            satisfy the requirements of new
                                                                            Section 409A of the Internal Revenue
                                                                            Code of 1986, as amended.

                                                                            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                                                                            "FOR" THESE PROPOSALS SET FORTH IN (1) THROUGH (4)
                                                                            ABOVE.

                                                                            Dated:____________________________________________, 2005


                                                                            Signature ______________________________________________


                                                                            Signature ______________________________________________

                                                                            Please sign exactly as name appears on stock
                                                                            certificate(s). Executors, administrators,
                                                                            trustees, guardians, attorneys-in-fact, etc.,
                                                                            should give their full titles.If signer is a
                                                                            corporation, please give full corporate name
                                                                            and have a duly authorized officer sign,
                                                                            stating title.If a partnership, please sign in
                                                                            partnership name by authorized person.If a
                                                                            limited liability company, please sign in
                                                                            limited liability company name by authorized
                                                                            person.If stock is registered in two names,
                                                                            both should sign.

                                                                                          PLEASE VOTE,SIGN,DATE AND
                                                                                         RETURN THIS PROXY PROMPTLY.

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

PROXY                             LITTELFUSE, INC.
                   PROXY CARD FOR ANNUAL MEETING ON MAY 6,2005

         The undersigned hereby appoints Philip G. Franklin and Mary S. Muchoney, jointly and severally, with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company located at 800 East Northwest Highway, Des Plaines, Illinois, on Friday May 6, 2005, at 9:00 a.m. local time, and at any adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

         THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO INSTRUCTIONS ARE GIVEN, IT WILL BE VOTED "FOR" ELECTION OF ALL NOMINEES AS DIRECTORS OF THE
COMPANY, "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS, "FOR" APPROVAL OF AN AMENDMENT TO THE 1993 STOCK PLAN,"FOR" APPROVAL OF AMENDMENTS TO THE NON-EMPLOYEE DIRECTORS PLAN, AND IN THE DISCRETION OF THE NAMED PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AN ADJOURNMENT THEREOF.






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